UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22759

The Private Shares Fund

(Exact name of registrant as specified in charter)

88 Pine Street, 31st Floor, Suite 3101

New York, NY 10005

(Address of principal executive offices) (Zip code)

Cogency Global, Inc.

c/o The Private Shares Fund

850 New Burton Rd. Ste. 201

City of Dover, County of Kent, Delaware 19904

(Name and address of agent for service)

Copies to:

Dechert LLP

45 Fremont Street, 26th Floor

San Francisco, CA 94105

Registrant's telephone number, including area code: (646) 839-5548

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

THE PRIVATE SHARES FUND

THE PRIVATE SHARES FUND
Shareholder Letter

PORTFOLIO MANAGER COMMENTARY

The Private Shares Fund (the “Fund” or “PSF”) delivered a strong performance in 2025, generating a total return of 12.04% for the full year and 11.01% in the fourth quarter, as measured by the Fund’s Institutional Class (PIIVX). December 2025 represented the strongest monthly return in the Fund’s history, reflecting a combination of improving market conditions and portfolio-specific developments across the Fund’s later-stage holdings.

We view 2025 as an important year of transition for the venture and growth equity ecosystem. After an extended period characterized by limited exits and constrained liquidity, market function began to improve, with both public and private investors showing renewed willingness to engage with high-quality, mature growth companies. While this reopening was selective, it marked a meaningful shift from the prior environment and provided increased visibility into potential liquidity pathways for later-stage portfolios.

During the year, public markets reopened for a number of later-stage issuers, and several of the Fund’s holdings — including Voyager Technologies, Omada Health, Beta Technologies, and Circle Internet Group — completed initial public offerings. As expected in a reopening IPO market, post-listing performance varied and was accompanied by periods of volatility as public market price discovery resumed. These listings expanded liquidity options for the Fund and increased flexibility around portfolio management, while reinforcing the importance of scale, durability, and operational maturity as companies transition into public markets.

The Fund’s strong performance in the year — and particularly in Q4 — reflected the cumulative impact of improving market conditions alongside portfolio-specific developments. Performance during the period was supported by valuation step-ups associated with new financing rounds, improving alignment between private and public market comparables, and continued company-level progress across the portfolio. While broader market strength contributed throughout the year, we believe these dynamics highlight the Fund’s positioning as price discovery and market function continue to normalize for high-quality, later-stage growth companies.

While 2025 marked a meaningful step forward in terms of market access and valuation normalization, the Fund continues to hold a backlog of later-stage, high-performing companies that are poised for public market entry. Many of these businesses exercised discipline and patience during a prolonged period of market closure, choosing to delay listings until conditions became more viable rather than pursuing suboptimal outcomes. In parallel, private liquidity solutions have become increasingly viable for mature growth companies. With a portfolio concentrated in later-stage businesses that have navigated the recent market reset and continue to make operational progress, we believe PSF is positioned to participate as liquidity opportunities continue to expand through 2026.

As always, we remain focused on disciplined capital allocation, active portfolio management, and thoughtful engagement with portfolio companies as they progress toward liquidity. While market conditions are unlikely to evolve in a linear fashion, we are encouraged by the improving visibility across exit markets and believe the Fund is well positioned as these trends continue into 2026 and beyond.

Venture Capital MARKET UPDATE

Venture market activity showed clear signs of stabilization in 2025, following several years of constrained liquidity and reduced exit opportunities. U.S. venture deal value reached approximately $339 billion for the year, making 2025 the second-highest year on record, trailing only the peak levels of 2021. While overall deal counts remained below prior-cycle highs, capital deployment increased meaningfully, particularly at the later stages of the market.

Late-stage and venture-growth activity led this recovery. Late-stage venture deal value increased by more than 45% year-over-year, while venture-growth deal value more than doubled, reflecting renewed investor willingness to support mature companies with scale and clear operating momentum. Activity remained concentrated, however, with a relatively small number of large transactions accounting for a disproportionate share of capital deployed, underscoring continued selectivity across the market.

THE PRIVATE SHARES FUND
Shareholder Letter (Continued)

Public market exit activity also improved during the year. Seventeen venture-backed unicorns (companies valued at +$1B) completed IPOs in 2025, contributing to a meaningful increase in total exit value and reinforcing a sense that public markets have reopened for well-positioned issuers. U.S. VC-backed IPO proceeds reached approximately $16.8 billion, more than doubling year-over-year and returning to levels broadly in line with pre-pandemic averages. Despite this progress, overall exit volumes remain modest relative to the size of the venture ecosystem, suggesting that liquidity normalization is still in its early stages.

Artificial Intelligence (“AI”) continued to be a primary driver of venture activity, accounting for roughly 65% of total deal value in 2025 and nearly 40% of deal count, with capital heavily concentrated in a small number of large financings. Outside of AI, funding conditions remained more constrained, with longer fundraising cycles and fewer follow-on rounds, reinforcing the importance of fundamentals, capital efficiency, and balance sheet strength.

Entering 2026, the venture environment appears to be on firmer footing than in recent years. Deal activity has begun to recover across stages, IPO markets have reopened selectively, and liquidity options for mature growth companies have broadened. While conditions remain uneven and discipline remains elevated, these trends support a more constructive backdrop for later-stage portfolios as price discovery continues and liquidity pathways expand.

NEW PORTFOLIO ADDITIONS (2025)

Crusoe

Crusoe is a vertically integrated digital infrastructure company that builds and operates AI data centers.

PORTFOLIO ADD-ONS (2025)

Northgate Growth Fund III

Northgate Growth Fund III is a special-purpose vehicle that holds an underlying private fund investment.

CIBO

CIBO Technologies is a climate software company that uses satellite imagery and science-based ecosystem modeling to help agribusinesses and farmers.

Dataminr

Dataminr is a real-time AI platform that analyzes over a million public data sources to provide the earliest possible alerts on breaking events.

Cybereason

Cybereason is an AI-driven cybersecurity company that provides an endpoint protection platform.

Ripple

Ripple is a financial technology company that provides a blockchain-based platform and digital assets including the XRP Ledger and its native token, XRP.

ConsenSys

ConsenSys is a blockchain software company that builds foundational infrastructure and applications for the Ethereum ecosystem.

THE PRIVATE SHARES FUND
Shareholder Letter (Continued)

Motive Technologies

Motive is an integrated automated operations platform that uses AI-powered Internet of things hardware and software to automate fleet management.

Relativity Space

Relativity Space is an aerospace company that utilizes large-scale 3D printing to design and manufacture rockets.

Devoted Health

Devoted Health is an all-in-one healthcare company that provides Medicare Advantage plans.

Upgrade

Upgrade is a financial technology company that provides mainstream consumers with affordable and responsible credit.

Voyager Technologies

Voyager Technologies is a defense and space company specializing in commercial space station development and national security solutions.

PORTFOLIO COMPANY LIQUIDITY ACTIVITY (2025)

Circle Internet Group

On June 6, 2025, Circle (CRCL) began trading on the New York Stock Exchange at $31.00 per share, raising approximately $1.05 billion.

Omada Health

On June 5, 2025, Omada Health (OMDA) began trading on the NASDAQ exchange at $19 per share, raising approximately $150 million.

Ripple Labs

In January 2025 and October 2025, the fund participated in a tender sale of a portion of its stake in Ripple.

SingleStore

On October 16, 2025, Vector Capital a private equity firm completed its growth buyout of SingleStore.

Lyst

In April 2025, Zozo, Inc. a Japanese technology company for online fashion retail company completed its acquisition of Lyst.

THE PRIVATE SHARES FUND
Fund Performance December 31, 2025 (Unaudited)

As of December 31, 2025, the Fund’s performance is as follows:

Total Return Information (Unaudited)
The Private Shares Fund – Class A (Inception Date: 03/25/2014)	Ten Years	Five Years	Three Years	One Year	Annualized Since Inception	Cumulative Since Inception
Returns based on Purchase Without Any Sales Charge (NAV)	7.54%	7.30%	4.56%	12.01%	8.58%	163.48%
Returns based on Purchase With Maximum Sales Charge of 5.75% (POP)	6.90%	6.03%	2.52%	5.56%	8.03%	148.34%
Fund Benchmark
Russell 2000® Index	9.62%	6.09%	13.73%	12.81%	8.00%	147.44%
The Private Shares Fund – Class I (Inception Date: 11/17/2017)	Ten Years	Five Years	Three Years	One Year	Annualized Since Inception	Cumulative Since Inception
Returns based on Purchase Without Any Sales Charge (NAV)	N/A	7.51%	4.74%	12.04%	9.14%	103.37%
Fund Benchmark
Russell 2000® Index	N/A	6.09%	13.73%	12.81%	7.91%	85.62%
The Private Shares Fund – Class L (Inception Date: 05/11/2018)	Ten Years	Five Years	Three Years	One Year	Annualized Since Inception	Cumulative Since Inception
Returns based on Purchase Without Any Sales Charge (NAV)	N/A	7.05%	4.34%	11.84%	8.18%	82.33%
Returns based on Purchase With Maximum Sales Charge of 4.25% (POP)	N/A	6.12%	2.84%	7.09%	7.56%	74.58%
Fund Benchmark
Russell 2000® Index	N/A	6.09%	13.73%	12.81%	7.31%	71.42%

Performance data quoted represents past performance and is no guarantee of future results. Public offering price (“POP”) performance assumes a maximum sales load of 5.75% (Class A) and 4.25% (Class L) on all sales. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance as of the most recent month-end, please call 1-855-551-5510. Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Fund’s total annual expenses per the currently stated prospectus are 2.53% (Class A), 2.48% (Class I), and 2.76% (Class L). The Fund’s total net expenses are 2.72% (Class A), 2.47% (Class I), and 2.97% (Class L). Liberty Street Advisors, Inc. (the “Investment Adviser”) has contractually agreed to waive fees and/or reimburse (excluding taxes, interest expense, commitment fees, legal fees or other expenses related to any borrowing or leverage incurred by the Fund, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses,

THE PRIVATE SHARES FUND
Fund Performance (Continued) December 31, 2025 (Unaudited)

such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) expenses such that the total expenses do not exceed 2.65% (Class A), 2.40% (Class I), and 2.90% (Class L) through May 2, 2026. Net expenses are applicable to investors. The higher net expense ratio occurs as a result of a recoupment of expenses.

DISCLOSURES

The Private Shares Fund is a closed-end interval fund. Investment in the Fund involves substantial risk. The Fund is not suitable for investors who cannot bear the risk of loss of all or part of their investment. The Fund is appropriate only for investors who can tolerate a high degree of risk and do not require a liquid investment. All investing involves risk including the possible loss of principal. Shares in the Fund are highly illiquid, and can be sold by shareholders only in the quarterly repurchase program of the Fund which allows for up to 5% of the Fund’s outstanding shares to be redeemed each quarter at NAV. Due to transfer restrictions and the illiquid nature of the Fund’s investments, you may not be able to sell your shares when, or in the amount that, you desire. The Fund primarily invests in late-stage operating businesses and does so primarily by directly investing in private, operating growth companies (“Portfolio Companies”). There are significant potential risks relating to investing in Portfolio Companies. Because most of the securities in which the Fund invests are not publicly traded, the Fund’s investments will be valued by Liberty Street Advisors, Inc. (the “Investment Adviser”) as Valuation Designee pursuant to fair valuation procedures and methodologies approved by the Board of Trustees, as set forth in the prospectus. As a consequence, the value of the securities, and therefore the Fund’s Net Asset Value (“NAV”), may vary. There are significant potential risks associated with investing in venture capital and private equity-backed companies with complex capital structures. The Fund focuses its investments in a limited number of securities, which could subject it to greater risk than that of a larger, more varied portfolio. There is a greater focus in technology securities that could adversely affect the Fund’s performance. The Fund’s quarterly repurchase policy may require the Fund to liquidate portfolio holdings earlier than the Investment Adviser would otherwise do so and may also result in an increase in the Fund’s expense ratio. Portfolio holdings of private companies that become publicly traded likely will be subject to more volatile market fluctuations than when private, and the Fund may not be able to sell shares at favorable prices. Such companies frequently impose lock-ups that would prohibit the Fund from selling shares for a period of time after an initial public offering (IPO). Market prices of public securities held by the Fund may decline substantially before the Investment Adviser is able to sell the securities. The Fund may invest in private securities utilizing special purpose vehicles (“SPVs”) and similar investment structures, venture capital funds and other funds that invest in private companies and rely on exclusions from the 1940 Act under section 3(c)(1) or 3(c)(7) (“Private Funds”), private investments in public equity (“PIPE”) transactions where the issuer is a special purpose acquisition company (“SPAC”), and may utilize profit sharing agreements. The Fund will bear its pro rata portion of expenses on investments in SPVs and Private Funds and will have no direct claim against underlying portfolio companies. The Fund’s investments in Private Funds subject it to the risks associated with direct ownership of the securities in which the underlying funds invest, as well as additional risks specific to the Private Funds, including operational risk, legal and indemnification risks, and lock-ups and other restrictions on withdrawal. PIPE transactions involve price risk, market risk, expense risk, and the risk that the Fund may not be able to sell the securities due to lock-ups or restrictions. Profit sharing agreements may expose the Fund to certain risks, including that the agreements could reduce the gain the Fund otherwise would have achieved on its investment, may be difficult to value and may result in contractual disputes. Certain conflicts of interest involving the Fund and its affiliates could impact the Fund’s investment returns and limit the flexibility of its investment policies. This is not a complete enumeration of the Fund’s risks. Please read the Fund prospectus for other risk factors related to the Fund.

The Fund may not be suitable for all investors. We encourage you to consult with appropriate financial professionals before considering an investment in the Fund.

The Russell 2000 is an index measuring the performance of approximately 2,000 smallest-cap American companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks. It is a market-cap weighted index. A SPAC is a company that has no commercial operations and is formed strictly to raise capital through an IPO for the purpose of acquiring or merging with an existing company.

THE PRIVATE SHARES FUND
Fund Performance (Continued) December 31, 2025 (Unaudited)

The views expressed in this material reflect those of the Investment Adviser as of the date this is written and may not reflect its views on the date this material is first published or anytime thereafter. These views are intended to assist in understanding the Fund’s investment methodology and do not constitute investment advice. This material may contain discussions about investments that may or may not be held by the Fund. All current and future holdings are subject to risk and to change.

The Fund is distributed by Foreside Fund Services, LLC.

IMPORTANT DISCLOSURES

The inclusion of various indices is for comparison purposes only. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

Holdings subject to change. Not a recommendation to buy, sell, or hold any specific security.

THE PRIVATE SHARES FUND
Fund Performance & Portfolio Diversification December 31, 2025 (Unaudited)

Growth of $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Class A from March 25, 2014 (Class inception) to December 31, 2025. The Total Return Information table and Growth of $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Public Offering Price (“POP”) assumes an initial investment of $9,425 ($10,000 less the maximum sales load of 5.75%). The Net Asset Value (“NAV”) assumes no sales load.

Fund Sector Diversification

The following chart provides a visual breakdown of the Fund, by the industry sectors that the underlying securities represent, as a percentage of the total investments.

Transportation 4.97%
3D Printing 0.03%
Advertising 1.76%
Private Funds 0.54%
Software 6.35%
Security 5.76%
Aerospace 20.47%
Mutual Fund 3.85%
Hosting/Storage 0.94%
Healthcare/Biotech 4.18%
AgTech 1.21%
Hardware 0.04%
Analytics/Big Data 9.51%
Games 1.18%
FoodTech 0.67%
Artificial Intelligence 10.27%
Finance/Payments 12.61%
Consumer Web 0.02%
Enterprise Software 8.06%
Education 0.94%
e-Commerce 6.64%

THE PRIVATE SHARES FUND
Portfolio Composition December 31, 2025 (Unaudited)

Fund Holdings

THE PRIVATE SHARES FUND
Portfolio Composition (Continued) December 31, 2025 (Unaudited)

Fund Holdings (Continued)

THE PRIVATE SHARES FUND
Schedule of Investments December 31, 2025
	Acquisition Date	Shares	Cost	Fair Value

Common Stock in Public Companies(a) — 4.4%
Aerospace — 3.2%
Beta Technologies, Inc.(b)	Apr 2021	748,014	$10,869,591	$21,101,476
Voyager Technologies, Inc.	Mar 2022	544,823	14,999,949	14,241,674
			25,869,540	35,343,150
Finance/Payments — 0.9%
Circle Internet Group, Inc.	Apr 2018	130,000	1,036,130	10,309,000

Healthcare/Biotech — 0.3%
Omada Health, Inc.	Dec 2021	219,800	3,953,234	3,468,444
TOTAL COMMON STOCK IN PUBLIC COMPANIES			30,858,904	49,120,594

Common Stock in Private Companies(a),(b) — 40.4%
3D Printing — 0.0%
Carbon, Inc.	Jun 2019	158,853	2,125,214	320,850

Advertising — 1.8%
GroundTruth, Inc.	Oct 2016	1,659,427	446,424	564,205
NextRoll, Inc.	Mar 2017	2,367,054	16,079,048	15,693,568
OpenX Software, Ltd.	Jun 2015	2,899,297	2,615,386	3,102,248
			19,140,858	19,360,021
Aerospace — 13.7%
Axiom Space, Inc.	Mar 2021	5,852	1,010,205	726,233
Relativity Space, Inc.	Oct 2021	12,165	20,299,986	51,883
Space Exploration Technologies Corp.	May 2019	360,330	7,386,765	151,698,930
			28,696,956	152,477,046
AgTech — 0.0%
Farmer’s Business Network, Inc.	Sep 2021	87,500	5,042,625	334,250

Analytics/Big Data — 3.6%
Content Square SAS	Dec 2023	563,854	3,894,219	4,679,988
Dataminr, Inc.	Sep 2015	567,043	6,559,226	18,519,624
Domino Data Lab, Inc.	Apr 2021	330,000	4,118,400	5,412,000
INRIX, Inc.	May 2014	133,238	3,026,250	4,608,703
Tealium, Inc.	Sep 2020	200,000	1,300,000	2,998,000
ThoughtSpot, Inc.	Oct 2018	162,087	1,745,758	4,340,690
			20,643,853	40,559,005
Artificial Intelligence — 3.9%
Brain Corp.	Dec 2020	2,375,000	9,540,000	13,395,000
Cerebras Systems, Inc.	Feb 2022	309,813	6,946,627	11,225,268
Nanotronics Imaging, Inc.	Aug 2022	76,504	7,803,408	18,660,091
			24,290,035	43,280,359
Education — 0.5%
Learneo, Inc.	Jun 2020	270,000	3,429,200	5,016,600

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Schedule of Investments (Continued) December 31, 2025
	Acquisition Date	Shares	Cost	Fair Value

Common Stock in Private Companies(a),(b) — 40.4% (Continued)
Enterprise Software — 3.1%
Automation Anywhere, Inc.	Jul 2021	189,449	$4,019,940	$1,983,531
Docker, Inc.	May 2017	2,500	531,250	26,750
EquipmentShare.com, Inc.	Oct 2021	694,800	9,985,874	21,378,996
Motive Technologies, Inc.	May 2019	788,562	3,420,734	9,036,920
Tebra Technologies, Inc.	Nov 2020	190,007	1,235,126	342,849
Trax, Ltd.	Mar 2020	149,970	5,100,000	1,696,161
			24,292,924	34,465,207
Finance/Payments — 5.0%
Betterment Holdings, Inc.	Mar 2021	1,457,800	14,999,995	24,622,242
ConsenSys Software, Inc.	May 2022	161,445	6,703,829	13,861,668
Payward, Inc. (d.b.a. Kraken)	Jun 2021	105,218	5,079,228	6,467,750
Prosper Marketplace, Inc.	Jan 2016	244,130	1,307,998	80,563
Upgrade, Inc.	Apr 2022	1,861,053	5,900,002	10,938,525
			33,991,052	55,970,748
FoodTech — 0.1%
Impossible Foods, Inc.	Oct 2022	373,248	3,569,496	1,254,113

Games — 1.2%
Epic Games, Inc.	Nov 2022	17,168	10,826,013	13,073,775

Hardware — 0.0%
Hydrow, Inc.	Feb 2022	14,172,560	4,999,989	473,364

Healthcare/Biotech — 1.8%
Click Therapeutics, Inc.	Nov 2020	1,000,000	3,500,000	4,967,100
Color Health, Inc.	Feb 2022	139,486	10,039,927	1,760,313
Devoted Health, Inc.	Aug 2022	177,776	9,999,953	11,999,880
ZocDoc, Inc.	Feb 2015	61,016	1,321,708	762,090
			24,861,588	19,489,383
Security — 4.1%
Arctic Wolf Networks, Inc.	Dec 2021	2,072,651	20,456,420	25,991,044
Contrast Security, Inc.	Sep 2022	31,250	255,000	255,312
Lookout, Inc.	Jul 2022	1,869,160	10,000,006	10,523,371
Snyk, Ltd.	Mar 2023	392,707	2,932,070	3,616,831
Tanium, Inc.	Apr 2019	640,000	4,787,200	5,043,200
			38,430,696	45,429,758
Software — 1.4%
Discord, Inc.(c)	Dec 2021	36,603	13,141,997	14,493,324
Roofstock, Inc.	Jun 2024	127,231	6,130,637	1,122,177
			19,272,634	15,615,501
Transportation — 0.2%
Flexport, Inc.	Jul 2022	538,387	7,256,025	2,374,287
TOTAL COMMON STOCK IN PRIVATE COMPANIES			270,869,158	449,494,267

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Schedule of Investments (Continued) December 31, 2025
	Acquisition Date	Shares	Cost	Fair Value

Preferred Stock in Private Companies(a),(b) — 36.6%
Advertising — 0.0%
GroundTruth, Inc., Preferred Series B-1	Jan 2017	600,000	$149,200	$204,000

Aerospace — 3.5%
Axiom Space, Inc., Preferred Founder Series A	Mar 2021	13,071	2,256,437	1,622,111
Axiom Space, Inc., Preferred Founder Series B	Mar 2021	10,620	1,833,342	1,317,942
Axiom Space, Inc., Preferred Series B	Dec 2020	32,221	2,019,958	3,998,626
Axiom Space, Inc., Preferred Series C-1	Aug 2021	108,731	15,612,740	13,493,518
Radian Aerospace, Inc., Preferred Series Seed 2	Sep 2021	607,336	1,999,997	2,405,051
Relativity Space, Inc., Preferred Series 1A	May 2025	1,172,360	4,999,998	4,999,998
Relativity Space, Inc., Preferred Series Z	May 2025	9,999	0	9,999,000
Xplore, Inc., Preferred Series A1	Feb 2022	237,524	1,000,000	1,250,001
			29,722,472	39,086,247
AgTech — 0.4%
Farmer’s Business Network, Inc., Preferred Series G	Sep 2021	160,880	10,199,946	4,486,943

Analytics/Big Data — 2.3%
Content Square SAS, Preferred Series F	Dec 2023	182,946	1,693,702	2,486,236
Dataminr, Inc., Preferred Series A	Apr 2019	20,000	198,000	653,200
Dataminr, Inc., Preferred Series B	Apr 2019	87,496	866,211	2,857,620
Dataminr, Inc., Preferred Series C	Sep 2025	586,370	6,039,611	19,150,844
			8,797,524	25,147,900
Artificial Intelligence — 2.5%
Nanotronics Imaging, Inc., Preferred Series E	Nov 2023	2,469	250,000	602,214
Nanotronics Imaging, Inc., Preferred Series F-2	Apr 2022	90,888	15,300,066	22,168,492
VerbIT, Inc., Preferred Series A	Nov 2021	47,640	693,256	148,637
VerbIT, Inc., Preferred Series B	Nov 2021	288,180	4,194,173	899,122
VerbIT, Inc., Preferred Series E-1	Nov 2021	423,720	6,166,668	3,906,698
VerbIT, Inc., Preferred Series Seed 2	Nov 2021	65,000	945,904	202,800
			27,550,067	27,927,963
Consumer Web — 0.0%
Trusper, Inc. (d.b.a. Musely), Preferred Series B	Oct 2014	7,961	100,012	167,818

e-Commerce — 6.3%
GrubMarket, Inc., Preferred Series D	Oct 2020	440,742	1,999,999	11,865,590
GrubMarket, Inc., Preferred Series E	Jun 2021	1,520,838	14,999,995	40,943,773
GrubMarket, Inc., Preferred Series F	Feb 2022	697,526	9,999,982	18,778,690
			26,999,976	71,588,053
Education — 0.1%
Yanka Industries, Inc. (d.b.a. MasterClass), Preferred Series Seed 1	Jul 2021	193,100	6,146,189	1,307,287

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Schedule of Investments (Continued) December 31, 2025
	Acquisition Date	Shares	Cost	Fair Value

Preferred Stock in Private Companies(a),(b) — 36.6% (Continued)
Enterprise Software — 4.4%
Checkr, Inc., Preferred Series A-1	Mar 2020	150,000	$1,405,000	$1,891,500
Cohere Technologies, Inc., Preferred Series D-1	Feb 2022	279,571	1,999,995	1,982,158
Cohere Technologies, Inc., Preferred Series D-2	Dec 2020	386,038	2,071,233	2,709,987
EquipmentShare.com, Inc., Preferred Series E	May 2022	323,064	4,999,997	9,940,679
Motive Technologies, Inc., Preferred Series E	May 2021	106,006	763,277	1,214,829
Motive Technologies, Inc., Preferred Senior Series E	Jul 2025	532,837	3,836,718	6,106,312
Motive Technologies, Inc., Preferred Series F	Jun 2022	319,105	2,488,949	3,656,943
Motive Technologies, Inc., Preferred Senior Series F	Jul 2025	1,603,971	12,511,044	18,381,508
Tebra Technologies, Inc., Preferred Series Seed 2	Nov 2020	123,819	804,870	223,419
Trax, Ltd., Pre IPO	Mar 2021	76,722	3,999,978	2,623,125
			34,881,061	48,730,460
Finance/Payments — 6.4%
Betterment Holdings, Inc., Preferred Series F	Sep 2021	318,380	3,999,999	5,377,438
Fundbox, Ltd., Preferred Series C	Jun 2019	439,552	4,999,992	5,050,453
Fundbox, Ltd., Preferred Series D	Sep 2021	531,914	7,499,988	6,835,095
Payward, Inc. (d.b.a. Kraken), Preferred Series A	Nov 2021	262,210	13,768,164	16,118,049
Payward, Inc. (d.b.a. Kraken), Preferred Series Seed	Apr 2022	67,000	3,505,340	4,118,490
Prosper Marketplace, Inc., Preferred Series A	Jan 2016	55,395	305,781	22,712
Prosper Marketplace, Inc., Preferred Series A-1	Jan 2016	58,165	116	19,194
Ripple Labs, Inc., Preferred Series A	Dec 2018	52,372	2,471,334	13,093,000
Upgrade, Inc., Preferred Series C-1	Mar 2022	3,290,000	14,159,000	19,337,304
			50,709,714	69,971,735
FoodTech — 0.3%
Impossible Foods, Inc., Preferred Series E-1	Nov 2022	400,000	4,080,000	3,244,000

Healthcare/Biotech — 2.1%
Click Therapeutics, Inc., Preferred Series A	Nov 2020	60,087	210,304	298,458
Collective Health, Inc., Preferred Series F	May 2021	3,989,361	3,119,999	2,553,191
Crossover Health Management Services, Inc., Preferred Series D	Mar 2021	303,329	10,786,170	16,677,028
Devoted Health, Inc., Preferred Series E	Dec 2023	8,888	499,953	599,940
Devoted Health, Inc., Preferred Series F Prime	Dec 2025	44,444	2,999,970	2,999,970
ZocDoc, Inc., Preferred Series A	Feb 2015	35,000	875,000	437,150
			18,491,396	23,565,737
Security — 1.7%
Contrast Security, Inc., Preferred Series A	Jul 2022	828,514	10,300,003	6,768,959
Contrast Security, Inc., Preferred Series C	Nov 2022	1,164,596	7,649,998	9,514,749
Cybereason, Inc., Preferred Series F1	Dec 2025	1,510,600	7,631,457	717,247
Cybereason, Inc., Preferred Series H	Apr 2025	175,604	110,947	333,648
Lookout, Inc., Preferred Series A	Feb 2015	204,000	1,927,800	1,148,520
			27,620,205	18,483,123
Software — 4.3%
Roofstock, Inc., Preferred Series E	Mar 2022	339,154	9,999,990	6,725,424
Tradeshift Holdings, Inc., Preferred Series 3	Jun 2021	28,797,969	12,551,436	41,469,075
			22,551,426	48,194,499
See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Schedule of Investments (Continued) December 31, 2025
	Acquisition Date	Shares/ Principal	Cost	Fair Value

Preferred Stock in Private Companies(a),(b) — 36.6% (Continued)
Transportation — 2.3%
Clearmotion, Inc., Preferred Series A-3	Mar 2022	2,075,885	$341,068	$515,650
Clearmotion, Inc., Preferred Series A-4	Mar 2022	12,954,589	908,932	3,217,920
Clearmotion, Inc., Preferred Series B	Mar 2023	2,484,760	500,000	617,214
Flexport, Inc., Preferred Series A	Jun 2022	580,165	8,489,030	2,558,528
Flexport, Inc., Preferred Series B-1	Jul 2022	69,790	944,665	307,774
Flexport, Inc., Preferred Series D-3	Jul 2022	82,613	1,117,776	442,806
Loadsmart, Inc., Preferred Series D	Jan 2022	500,000	10,000,000	8,325,000
Neutron Holdings, Inc. (d.b.a. Lime), Preferred Series 1-D	Mar 2019	20,618,556	5,000,000	2,301,031
Turo, Inc., Preferred Series D-1	Jun 2018	314,017	2,932,295	6,842,430
			30,233,766	25,128,353
TOTAL PREFERRED STOCK IN PRIVATE COMPANIES			298,232,954	407,234,118

Convertible Notes of Private Companies(a),(b) — 4.5%
Aerospace — 0.0%
Radian Aerospace, Inc., 10.00% 8/29/2026	Sep 2025	$400,000	400,000	400,000

AgTech — 0.0%
Farmer’s Business Network, Inc., 15.00% 9/28/2026	Sep 2023	$350,000	350,000	350,000

Analytics/Big Data — 0.1%
Dataminr, Inc., 10.00% 2/28/2030	Jun 2025	$1,000,000	1,000,000	1,000,000

Artificial Intelligence — 0.3%
Nanotronics Imaging, Inc., 5.00% 4/25/2026	Apr 2023	$3,000,000	3,000,000	3,589,132

Enterprise Software — 0.3%
Motive Technologies, Inc., 18.00% 5/20/2032	Jul 2025	$2,000,000	2,000,000	3,600,000

Hosting/Storage — 1.0%
TMGcore, Inc., 4.00% 9/30/2028	Dec 2021	$10,476,362	10,476,362	10,485,547

Software — 0.3%
Tradeshift Holdings, Inc., 0.00% 7/31/2026	Apr 2023	$2,227,053	2,227,053	2,227,053
Tradeshift Holdings, Inc., 0.00% 9/13/2027	Sep 2024	$500,000	500,000	500,000
			2,727,053	2,727,053
Transportation — 2.5%
Neutron Holdings, Inc. (d.b.a. Lime), 4.00% 6/1/2027	Jun 2020	$10,418,495	252,362	1,417,452
Neutron Holdings, Inc. (d.b.a. Lime), 8.00% PIK 10/29/2026(c)	Oct 2021	$18,659,262	18,659,262	26,247,418
			18,911,624	27,664,870
TOTAL CONVERTIBLE NOTES OF PRIVATE COMPANIES			38,865,039	49,816,602

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Schedule of Investments (Continued) December 31, 2025
	Acquisition Date	Units/ Commitment	Cost	Fair Value

Units of Private Companies(a),(b) — 0.0%
Security — 0.0%
Excalibur Aggregator L.P., Class A	Jun 2023	194	$193,877	$193,857
TOTAL UNITS OF PRIVATE COMPANIES			193,877	193,857

Warrants of Private Companies(a),(b) — 0.1%
Aerospace — 0.0%
Radian Aerospace, Inc., Exercise Price $0.01, Exercise Date 2/28/2033	Sep 2025	121,581	0	480,543

Software — 0.1%
Tradeshift Holdings, Inc., Exercise Price $0.001, Exercise Date 11/21/2031	Nov 2021	213,797	2,425,355	136,959
Tradeshift Holdings, Inc., Exercise Price $0.001, Exercise Date 9/9/2031	Dec 2021	427,594	4,570,844	273,917
Tradeshift Holdings, Inc., Exercise Price $0.001, Exercise Date 3/25/2032	Mar 2022	213,797	2,538,052	136,958
			9,534,251	547,834
Transportation — 0.0%
Neutron Holdings, Inc. (d.b.a. Lime), Exercise Price $0.01, Exercise Date 6/2/2027	Jun 2020	1,016,483	807	103,783
TOTAL WARRANTS OF PRIVATE COMPANIES			9,535,058	1,132,160

Special Purpose Vehicles(a),(b),(d) — 9.6%
AgTech — 0.7%
Stage 1 Growth Fund, LLC, Series CiBO (invested in CIBO Technologies, Inc., Preferred Series C1)	Aug 2021	1,298,566	3,210,057	3,116,558
Stage 1 Growth Fund, LLC Series Invaio (invested in Invaio Sciences, Inc., Preferred Series C)	Mar 2021	1,061,390	5,150,000	5,222,039
			8,360,057	8,338,597
Analytics/Big Data — 3.5%
KVC Select, LLC (Invested in Dremio Corp., 22.5% Common Stock and 77.5% Preferred Series E)	Dec 2021	636,258	5,213,383	4,410,295
Tiger Global PIP 12-1, LLC (invested in Databricks, Inc., Preferred Series G)	Jul 2022	182,664	10,815,024	34,706,160
			16,028,407	39,116,455
Artificial Intelligence — 3.5%
HOF Capital WH Strategic Opportunities Fund, LP (invested in X.AI, Corp., Preferred Series B)	May 2024	267,335	3,296,000	20,173,099
MC Valor Summit 2.0 L.P. (invested in Crusoe, Preferred Series E)	Dec 2025	59,667	5,169,369	5,012,521
MVP Opportunity Fund VI LLC, Series 24G (invested in X.AI, Corp., Preferred Series C)	Nov 2024	42,794	1,000,000	3,229,235
SC JAL, LLC (invested in X.AI, Corp., Preferred Series B)	May 2024	147,140	1,854,000	11,103,184
			11,319,369	39,518,039
e-Commerce — 0.2%
Irving Investors Privates OSC XXXVIII, LLC (invested in 1661, Inc. (d.b.a GOAT), 14.9% Common Stock, 13.1% Preferred Series A-1, 0.3% Preferred Series A-5, 17.1% Preferred Series A-7, 27.0% Preferred Series B, and 27.7% Preferred Series C)	Sep 2021	859,200	5,100,467	2,259,696

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Schedule of Investments (Continued) December 31, 2025
	Acquisition Date	Units/ Commitment	Cost	Fair Value

Special Purpose Vehicles(a),(b),(d) — 9.6% (Continued)
Education — 0.4%
GSV ERS LP (invested in Eruditus Learning Solutions Pte., Ltd. Common Stock)	Aug 2021	36,264	$5,169,490	$4,092,755

Enterprise Software — 0.3%
KVC Select, LLC (invested in Ocrolus, Inc., Preferred Series C)	Aug 2021	438,327	3,137,450	2,932,408

Finance/Payments — 0.4%
ParaFi Private Opportunities, LLC — Series J (invested in ConsenSys Software, Inc., Preferred Series D)	Feb 2022	35,699	5,075,000	4,062,546

FoodTech — 0.3%
Khosla Ventures IFSPV II-B, LLC (invested in Impossible Foods, Inc., 74.2% Preferred Series H-1 and 25.8% Preferred Series H-2)	Nov 2021	206,883	5,050,000	2,933,601

Software — 0.3%
Artist Edge Partners IV, LP (invested in Discord, Inc. Common Stock)	Dec 2021	9,091	5,322,620	3,599,672
TOTAL SPECIAL PURPOSE VEHICLES			64,562,860	106,853,769

Private FUNDS(a),(b) — 0.5%
Private Funds — 0.5%
Northgate Growth Fund III	Dec 2022	5,000,000	5,000,000	6,010,173
TOTAL PRIVATE FUNDS			5,000,000	6,010,173

Short-Term Investments — 3.9%
MUTUAL FUNDS — 3.9%
UMB Money Market II Special, 3.43%(e)			42,788,717	42,788,717
TOTAL SHORT-TERM INVESTMENTS			42,788,717	42,788,717

TOTAL INVESTMENTS — 100.0%			760,906,567	1,112,644,257
Other assets less liabilities — 0.0%				234,381
NET ASSETS — 100.0%				$1,112,878,638

(a)    Debt positions (convertible notes of private companies) are income producing, all other positions are equity positions and are non-income producing, except for short-term investments.

(b)    Investments in private companies, and in some cases public companies, may be subject to restrictions on disposition imposed by the issuer. All positions held are non-controlled and non-affiliated investments, as defined by the Investment Company Act of 1940, as amended (“1940 Act”). As of December 31, 2025 restricted securities represented 93.62% of the net assets of the Fund.

(c)    Denotes a variable rate security. The rate shown is the current interest rate as of December 31, 2025.

(d)    The Fund has a direct investment in an SPV which has invested in an underlying portfolio company. If applicable, the number of units presented, are the units in the SPV owned by the Fund, which represents the equivalent number of securities of the underlying portfolio company for which the investment has economic exposure.

(e)    Represents the 7-day effective yield as of December 31, 2025.

All issuers are based in the United States, except for OpenX Software, Ltd., and Snyk, Ltd., which are based in the UK, and Trax, Ltd., Eruditus Learning Solutions Pte., Ltd., Fundbox, Ltd., and Content Square SAS, which are based in the Cayman Islands, Singapore, Israel, and France, respectively.

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Statement of Assets and Liabilities December 31, 2025
Assets:
Investments, at fair value (cost $760,906,567) (Note 3)	$1,112,644,257
Receivable for fund shares sold	848,439
Interest receivable	1,540,356
Prepaid expenses and other assets	323,498
Prepaid borrowing costs	75,000
Total assets	1,115,431,550

Liabilities:
Advisory fees (Note 4)	1,682,360
Payable for audit and tax fees	238,750
Payable for transfer agent fees	350,164
Payable for 12b-1 fees - Class L (Note 2)	1,355
Payable for unused line of credit fees (Note 2)	38,334
Other accrued liabilities	241,949
Total liabilities	2,552,912
Commitments and contingences (Note 9)
Net assets	$1,112,878,638

Net assets consist of:
Capital stock (unlimited shares authorized, no par value)	$782,390,914
Total distributable earnings	330,487,724
Net assets	$1,112,878,638

Net assets:
Class A	$136,949,285
Class I	969,285,537
Class L	6,643,816
Total net assets	$1,112,878,638

Shares outstanding:
Class A	2,895,366
Class I	20,111,773
Class L	143,247
Total shares outstanding	23,150,386

Net asset value, public offering price, and redemption proceeds per share:
Class A - Net asset value and redemption proceeds per share	$47.30
Class I - Net asset value and redemption proceeds per share	$48.19
Class L - Net asset value and redemption proceeds per share	$46.38
Class A - Public offering price per share(a)	$50.19
Class L - Public offering price per share(b)	$48.44

(a)    Computation of public offering price per share 100/94.25 of net asset value. (See Note 10).

(b)    Computation of public offering price per share 100/95.75 of net asset value. (See Note 10).

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Statement of Operations For the year ended December 31, 2025
Investment Income:
Interest[1]	$4,600,733
Dividends[2]	2,020,393
Total investment income	6,621,126

Expenses:
Investment advisory fees (Note 5)	19,127,248
Transfer agent fees	2,015,425
Legal fees	651,659
Audit and tax fees	647,865
Fund accounting & administration fees	411,080
Printing & postage	376,015
Trustee fees	374,900
Consulting expense	222,000
Insurance fees	195,813
Unused line of credit fees[3]	152,084
Borrowing fees[3]	95,625
Chief compliance officer fees	89,752
Registration fees	86,436
Miscellaneous expenses	78,635
Custodian fees	59,468
Shareholder servicing fees - Class A	36,411
Distribution fees - Class L	13,457
Shareholder servicing fees - Class L	667
Total expenses	24,634,540
Less: Net contractual waiver of fees and reimbursement of expenses (Note 4)	(37,560)
Net expenses	24,596,980
Net investment loss	$(17,975,854)

Net realized loss on investments	(2,585,119)
Net change in unrealized gain on investments	144,801,256
Net realized and change in unrealized gain on investments	142,216,137
Net change in net assets from operations	$124,240,283

1          Includes paid-in-kind interest of $1,329,125.

2          Includes paid-in-kind dividends of $416,839.

3    Line of credit borrowing costs incurred during the fiscal year that were excluded from the contractual waiver of fees.

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Statements of Changes in Net Assets
	Year ended December 31, 2025	Year ended December 31, 2024

Operations:
Net investment loss	$(17,975,854)	$(14,023,143)
Net realized (loss) on investments	(2,585,119)	(3,734,037)
Net change in unrealized gain on investments	144,801,256	122,482,195
Net change in net assets resulting from operations	124,240,283	104,725,015

Fund share transactions:
Proceeds from shares issued - Class A	22,563,015	14,608,294
Proceeds from shares issued - Class I	208,792,887	177,329,680
Proceeds from shares issued - Class L	2,287,764	743,511
Cost of shares repurchased - Class A	(37,086,876)	(36,177,467)
Cost of shares repurchased - Class I	(179,976,811)	(164,351,926)
Cost of shares repurchased - Class L	(701,187)	(322,710)
Contribution from Investment Adviser[1]	141,720	—
Net change in net assets from fund share transactions	16,020,512	(8,170,618)
Net change in net assets	$140,260,795	$96,554,397

Net assets:
Beginning of year	$972,617,843	$876,063,446
End of year	$1,112,878,638	$972,617,843

Transactions in shares:
Issuance of shares - Class A	527,725	370,379
Issuance of shares - Class I	4,820,221	4,429,079
Issuance of shares - Class L	55,425	18,802
Repurchase of shares - Class A	(856,717)	(903,982)
Repurchase of shares - Class I	(4,054,393)	(4,035,918)
Repurchase of shares - Class L	(16,723)	(8,174)
Net change in shares	475,538	(129,814)

1    See Note 2 in the Notes to the Financial Statements.

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Statement of Cash Flows For the year ended December 31, 2025
Cash flows from operating activities:
Net change in net assets from operations	$124,240,283
Adjustments to reconcile net change in net assets from operations to net cash used in operating activities:
Purchases of investments	(39,016,888)
Net sales of short-term investments	10,558,875
Proceeds from sales of investments	31,784,771
Net change in unrealized gain on investments	(144,801,256)
Net realized loss on investments	2,585,119
Paid-in-kind interest	(1,329,125)
Paid-in-kind dividends	(416,839)
Change in operating assets and liabilities:
Increase in interest receivable	(453,972)
Increase in prepaid expenses and other assets	(67,504)
Increase in net payable to Investment Adviser	157,258
Decrease in other accrued liabilities	(1,356)
Net cash used in operating activities	(16,760,634)

Cash flows from financing activities:
Proceeds from shares issued, net of change in receivable for fund shares sold	229,385,723
Cost of shares redeemed	(213,160,361)
Contribution from Investment Adviser	141,720
Net cash provided by financing activities	16,367,082

Net change in cash	(393,552)

Cash at beginning of year	393,552
Cash at end of year	$—

Supplemental disclosure of noncash financing activities
Transfer in and out between share classes	$4,604,513

Supplemental disclosure of noncash operating activities
Paid-in-kind dividend capitalized from interest receivable	$1,868,306

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Financial Highlights – Class A For a capital share outstanding throughout each period
	Year ended December 31, 2025(a)		Year ended December 31, 2024(a)		Year ended December 31, 2023(a)		Year ended December 31, 2022		Year ended December 31, 2021

Per share operating performance
Net asset value, beginning of year	$42.22		$37.91		$41.37		$41.77		$36.33

Change in net assets from operations:
Net investment loss	(0.80)		(0.67)		(0.64)		(0.80)		(0.88)
Net realized and unrealized gain/(loss) on investments	5.84		4.98		(2.84)		0.98		9.54
Total change in net assets from operations	5.04		4.31		(3.48)		0.18		8.66

Distributions:
From net return of capital	—		—		—		—		—
From net realized gain on investments	—		—		—		(0.58)		(3.22)
Total distributions	—		—		—		(0.58)		(3.22)

Impact of NAV Error	0.04	(b)	—		0.02	(c)	—		—
Net increase (decrease) in net asset value	5.08		4.31		(3.46)		(0.40)		5.44
Net asset value, end of year	$47.30		$42.22		$37.91		$41.37	(d)	$41.77

Total return(e)	12.01%		11.40%		(8.36	)%(c)	0.42%		23.85%

Ratios and supplemental data
Net assets, end of year (in thousands)	$136,949		$136,148		$142,451		$178,577		$158,433
Ratio of net expenses to average net assets	2.56	%(f)	2.65	%(f)(g)	2.60	%(g)(h)(i)	2.51	%(g)(i)	2.51	%(g)(i)
Ratio of gross expenses before reimbursement to average net assets	2.56	%(f)	2.55	%(f)	2.48%		2.41%		2.64%
Ratio of net investment loss to average net assets	(1.90)%		(1.70)%		(1.60)%		(1.89)%		(2.42)%
Portfolio turnover	3.37%		0.84%		2.23%		3.17%		26.20%

(a)    Per share calculations are based on average shares outstanding throughout the period.

(b)    During the year ended December 31, 2025, the Advisor reimbursed the Fund for a NAV error in the amount of $133,394. Please see Note 2 in the Notes to the Financial Statements for additional information.

(c)    A revision on the valuation of certain securities resulted in understated NAV. The impact of the NAV error on Total Return at NAV was 0.05%.

(d)    The NAV per share has been adjusted from the published NAV of $41.75 for post-closing adjustments.

(e)    The Fund’s total investment returns do not include a sales load.

(f)             If borrowing costs associated with lines of credit allocated to Class A during the fiscal year ended December 31, 2025 and November 19, 2024 to December 31, 2024 had been excluded, the expense ratios would have been lowered by $32,068 and $1,667 or 0.03% and 0.00%, respectively.

(g)            The ratio of net expenses includes recoupment of previously waived and/or reimbursed fees of $144,908, $199,187 and $184,461, or 0.10%, 0.12% and 0.10%, for the fiscal year ended December 31, 2024, December 31, 2023 and December 31, 2022, respectively, and contractual waivers and expense reimbursements of $171,876 and $492,357, or 0.12% and 0.47% for the fiscal years ended December 31, 2021 and 2020, respectively. Please see Note 4 in the Notes to the Financial Statements for additional information.

(h)            During the fiscal years ended December 31, 2023, 2022 and 2021 there were legal expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The exclusion of these extraordinary expenses from the Fund’s expense limitation agreement caused the expense ratio to exceed the contractual expense limit by $943 or 0.00%, $17,472 or 0.01% and $17,854 or 0.01%, respectively.

(i)    Effective May 1, 2023, the Investment Adviser contractually agreed to waive management fees and/or reimburse the Fund for expenses the Fund incurs, subject to certain exclusions, to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement to an annual rate of 2.65%, 2.40%, and 2.90% (each, an “Expense Limit”) of the average daily net assets of the Fund attributable to Class A, Class I and Class L Shares, respectively. Prior to May 1, 2023, the Expense Limit for Class A shares was 2.50%.
See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Financial Highlights – Class I For a capital share outstanding throughout each period
	Year ended December 31, 2025(a)		Year ended December 31, 2024(a)		Year ended December 31, 2023(a)		Year ended December 31, 2022		Year ended December 31, 2021

Per share operating performance
Net asset value, beginning of year	$43.01		$38.52		$41.94		$42.22		$36.61

Change in net assets from operations:
Net investment loss	(0.76)		(0.58)		(0.55)		(0.65)		(0.62)
Net realized and unrealized gain/(loss) on investments	5.94		5.07		(2.89)		0.95		9.45
Total change in net assets from operations	5.18		4.49		(3.44)		0.30		8.83

Distributions:
From net return of capital	—		—		—		—		—
From net realized gain on investments	—		—		—		(0.58)		(3.22)
Total distributions	—		—		—		(0.58)		(3.22)

Impact of NAV Error	—		—		0.02	(b)	—		—
Net increase (decrease) in net asset value	5.18		4.49		(3.42)		(0.28)		5.61
Net asset value, end of year	$48.19		$43.01		$38.52		$41.94	(c)	$42.22

Total return	12.04%		11.66%		(8.15	)%(b)	0.70%		24.13%

Ratios and supplemental data
Net assets, end of year (in thousands)	$969,286		$832,134		$730,108		$807,234		$566,272
Ratio of net expenses to average net assets(d)	2.43	%(e)	2.40	%(e)	2.35	%(f)(g)	2.26	%(f)	2.26	%(f)
Ratio of gross expenses before reimbursement to average net assets	2.43	%(e)	2.49	%(e)	2.42%		2.34%		2.50%
Ratio of net investment loss to average net assets	(1.77)%		(1.45)%		(1.36)%		(1.62)%		(2.15)%
Portfolio turnover	3.37%		0.84%		2.23%		3.17%		26.20%

(a)    Per share calculations are based on average shares outstanding throughout the period.

(b)    A revision on the valuation of certain securities resulted in understated NAV. The impact of the NAV error on Total Return at NAV was 0.05%.

(c)    The NAV per share has been adjusted from the published NAV of $42.32 for post-closing adjustments.

(d)    The ratio of net expenses includes contractual waivers and expense reimbursements of $37,560, $719,354, $594,159, $631,951, and $899,197, or 0.00%, 0.09%, 0.07%, 0.08%, and 0.23%, for the fiscal years ended December 31, 2025, 2024, 2023, 2022, and 2021, respectively. Please see Note 4 in the Notes to the Financial Statements for additional information.

(e)    If borrowing costs associated with lines of credit allocated to Class I during the fiscal year ended December 31, 2025 and November 19, 2024 to December 31, 2024 had been excluded, the expense ratios would have been lowered by $214,317 and $10,000 or 0.03% and 0.00%, respectively.

(f)    During the fiscal years ended December 31, 2023, 2022 and 2021 there were legal expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The exclusion of these extraordinary expenses from the Fund’s expense limitation agreement caused the expense ratio to exceed the contractual expense limit by $4,444 or 0.00%, $74,334 or 0.01% and $48,772 or 0.01%, respectively.

(g)    Effective May 1, 2023, the Investment Adviser contractually agreed to waive management fees and/or reimburse the Fund for expenses the Fund incurs, subject to certain exclusions, to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement to an annual rate of 2.65%, 2.40%, and 2.90% (each, an “Expense Limit”) of the average daily net assets of the Fund attributable to Class A, Class I and Class L Shares, respectively. Prior to May 1, 2023, the Expense Limit for Class I shares was 2.25%.

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Financial Highlights – Class L For a capital share outstanding throughout each period
	Year ended December 31, 2025(a)		Year ended December 31, 2024(a)		Year ended December 31, 2023(a)		Year ended December 31, 2022		Year ended December 31, 2021

Per share operating performance
Net asset value, beginning of year	$41.47		$37.32		$40.82		$41.33		$36.07

Change in net assets from operations:
Net investment loss	(0.86)		(0.76)		(0.74)		(1.12)		(0.82)
Net realized and unrealized gain/(loss) on investments	5.71		4.91		(2.78)		1.19		9.30
Total change in net assets from operations	4.85		4.15		(3.52)		0.07		8.48

Distributions:
From net return of capital	—		—		—		—		—
From net realized gain on investments	—		—		—		(0.58)		(3.22)
Total distributions	—		—		—		(0.58)		(3.22)

Impact of NAV Error	0.06	(b)	—		0.02(c)		—		—
Net increase (decrease) in net asset value	4.91		4.15		(3.50)		(0.51)		5.26
Net asset value, end of year	$46.38		$41.47		$37.32		$40.82	(d)	$41.33

Total return(e)	11.84%		11.12%		(8.57	)%(c)	0.16%		23.52%

Ratios and supplemental data
Net assets, end of year (in thousands)	$6,644		$4,335		$3,505		$3,476		$3,780
Ratio of net expenses to average net assets	2.74	%(f)	2.90	%(f)(g)	2.85	%(g)(h)(i)	2.76	%(g)(i)	2.76	%(g)(i)
Ratio of gross expenses before reimbursement to average net assets	2.74	%(f)	2.84	%(f)	2.73%		2.63%		2.84%
Ratio of net investment loss to average net assets	(2.07)%		(1.96)%		(1.86)%		(2.15)%		(2.66)%
Portfolio turnover	3.37%		0.84%		2.23%		3.17%		26.20%

(a)    Per share calculations are based on average shares outstanding throughout the period.

(b)    During the year ended December 31, 2025, the Advisor reimbursed the Fund for a NAV error in the amount of $8,326. Please see Note 2 in the Notes to the Financial Statements for additional information.

(c)    A revision on the valuation of certain securities resulted in understated NAV. The impact of the NAV error on Total Return at NAV was 0.05%.

(d)            The NAV per share has been adjusted from the published NAV of $41.20 for post-closing adjustments.

(e)    The Fund’s total investment returns do not include a sales load.

(f)    If borrowing costs associated with lines of credit allocated to Class L during the fiscal year ended December 31, 2025 and November 19, 2024 to December 31, 2024 had been excluded, the expense ratios would have been lowered by $1,324 and $54 or 0.03% and 0.00%, respectively.

(g)    The ratio of net expenses includes recoupment of previously waived and/or reimbursed fees of $2,312, $4,383 and $5,663, or 0.06%, 0.12% and 0.13%, for the fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022, respectively, and contractual waivers and expense reimbursements of $2,134, and $4,514, or 0.08%, and 0.43%, for the fiscal years ended December 31, 2021, and 2020, respectively. Please see Note 4 in the Notes to the Financial Statements for additional information.

(h)    During the fiscal years ended December 31, 2023, 2022 and 2021 there were legal expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The exclusion of these extraordinary expenses from the Fund’s expense limitation agreement caused the expense ratio to exceed the contractual expense limit by $20 or 0.00%, $428 or 0.01% and $361 or 0.01%, respectively.

(i)    Effective May 1, 2023, the Investment Adviser contractually agreed to waive management fees and/or reimburse the Fund for expenses the Fund incurs, subject to certain exclusions, to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement to an annual rate of 2.65%, 2.40%, and 2.90% (each, an “Expense Limit”) of the average daily net assets of the Fund attributable to Class A, Class I and Class L Shares, respectively. Prior to May 1, 2023, the Expense Limit for Class L shares was 2.75%.

See accompanying Notes to the Financial Statements

THE PRIVATE SHARES FUND
Notes to the Financial Statements December 31, 2025

1. Organization

The Private Shares Fund (the “Fund”) was established as a limited liability company under the laws of the State of Delaware on August 20, 2012 and converted into a Delaware statutory trust on March 22, 2013. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a diversified, closed-end management investment company that operates as an “interval fund” under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”). As an interval fund, the Fund makes quarterly repurchase offers for 5% of the Fund’s outstanding Shares at net asset value (“NAV”), with no repurchase fee incurred. The Fund’s inception date was March 25, 2014. Prior to March 25, 2014, the Fund had been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s Shares under the Securities Act and the sale of 5,000 Shares (“Initial Shares”) for $100,000 to the Fund’s initial shareholder, which occurred on July 30, 2013.

The investment objective of the Fund is to provide investors capital appreciation, which it seeks by primarily investing, under normal market conditions, at least 80% of (i) the value of its net assets, plus (ii) the amount of any borrowings for investment purposes, in the equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of private, operating growth companies (each, a “Portfolio Company”). Liberty Street Advisors, Inc.’s (the “Investment Adviser”) primary strategy is to invest in Portfolio Companies and to hold such securities until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering, or a merger or acquisition transaction. The Fund currently offers three different classes of shares: Class A, Class I, and Class L shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized and unrealized gains/losses pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a class are charged directly to that class. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees.

2. Significant accounting policies

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investment transactions and income recognition — Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on a specific identification basis. Dividend income is recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Non-cash interest/paid-in-kind interest included in interest income, if any, are recorded at fair value. Interest income and estimated expenses are accrued daily.

Use of estimates — The preparation of the financial statements in accordance with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment valuation — The Fund’s NAV is based in large part on the value of its securities which are carried at fair value in accordance with the provisions of FASB ASC Topic 820, Fair Value Measurements and Disclosures. Where reliable market prices are available for those securities, the Investment Adviser will rely on those prices. However, because the securities in which the Fund invests are often illiquid, market prices may not be readily available or, where available, may be unreliable. At any point in time, there may be few recent purchase or sale transactions or offers on which to base the value of a given Portfolio Company’s security. In addition, the prices reflected in recent transactions or offers may be extremely sensitive to changes in supply or demand, including changes fueled by investor perceptions or other conditions.

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2025
2. Significant accounting policies — (continued)

When reliable market values are not available, the Fund’s investments will be valued by the Investment Adviser, as the Valuation Designee designated by the Board of Trustees, pursuant to valuation procedures and methodologies approved by the Board of Trustees. While the Valuation Designee will use good faith efforts to determine the fair value of the Fund’s securities, fair value will be dependent on the judgment of the Valuation Designee. The Valuation Designee may also rely to some extent on information provided by the Portfolio Companies. The Fund may engage a third-party provider in the valuation of the Portfolio Company securities.

From time to time, the Fund may determine that it should modify its estimates or assumptions, as new information becomes available. As a consequence, the value of the securities, and therefore the Fund’s NAV, may vary. This may adversely affect shareholders. Because of the uncertainty and judgment involved in the valuation of the Portfolio Company securities, which do not have a readily available market price, the estimated fair value of such securities may be different from values that would have been used had a readily available market price existed for such securities. In addition, in the event that the Fund desires to sell Portfolio Company shares, the Fund may also not be able to sell these securities at the prices at which they are carried on the Fund’s books or may have to delay their sale in order to do so. This may adversely affect the Fund’s NAV.

There were no changes to the valuation approaches or techniques applied to the assessment of fair value for the Fund’s common stock in private companies, preferred stock in private companies, warrants of private companies, convertible notes of private companies, and special purpose vehicles/private funds during the year ended December 31, 2025.

Federal income taxes — The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of its net investment income and any net realized capital gain. Therefore, a federal income tax or excise tax provision is not required.

Management has evaluated all tax positions taken or expected to be taken by the Fund to determine whether each tax position is more likely than not (i.e. greater than 50%) to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions that do not meet the more likely than not threshold may result in a tax benefit or expense in the current year. If the Fund were to incur an income tax liability in the future, interest on any income tax liability would be reported as interest expense and penalties on any income tax liability would be reported as income taxes. No interest expense or penalties have been recognized as of or for the year ended December 31, 2025. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months. Management has determined that the Fund has not taken any tax positions which do not meet the more likely than not threshold and as such, no liabilities related to uncertain tax positions have been reflected in the Fund’s financial statements.

Management analyzed all open tax years, as defined by the applicable statute of limitations for all major jurisdictions in which it files tax returns, which includes federal and certain states. The Fund’s 2021-2024 tax years are open to examination as of December 31, 2025.

Distributions to shareholders — The Fund distributes net investment income and net realized gains (net of any capital loss carryovers), if any, annually. The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, wash sales, non-deductible offering costs and capital loss carryforwards. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities, based on their federal tax treatment. Temporary differences do not require reclassification.

Shareholder service fee plan — Under the terms of the Fund’s Shareholder Services Plan, the Fund compensates financial industry professionals for providing ongoing services with respect to clients to whom they have distributed Class A and Class L Shares of the Fund. Both Class A and Class L may incur shareholder servicing fees on an annual basis up to 0.25% of its daily average NAV. Class I is not subject to a shareholder servicing fee. For the year ended December 31, 2025, Class A and Class L incurred $36,411 and $667, respectively, in shareholder servicing fees.

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2025
2. Significant accounting policies — (continued)

Distribution fee plan — Under the terms of the Fund’s Distribution Plan, the Fund compensates financial industry professionals for providing ongoing services with respect to certain activities relating to the distribution of Class L to investors and maintenance of shareholder accounts, as well as for payments to the Class L platform sponsors. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the Distribution Plan, Class L pays Foreside Fund Services, LLC (“Distributor”) a distribution fee at an annual rate of 0.25% of its average daily NAV. Class A and Class I are not subject to a distribution fee. For the year ended December 31, 2025, Class L incurred $13,457 in distribution fees.

The Investment Adviser’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Investment Adviser. The marketing agreement between the Investment Adviser and HRC is not part of the Distribution Plan. The Investment Adviser pays HRC out of its own resources and without additional cost to the Fund or its shareholders. In addition, for its wholesaling activities, HRC receives sales charges from the Fund’s Distributor pursuant to a wholesaling agreement with the Fund’s Distributor. For the year ended December 31, 2025, HRC received $77,750 in sales charges from the Fund’s Distributor for the wholesaling services.

Line of credit — The Fund has entered into a one-year credit agreement with UMB Bank, n.a. (the “Bank”), to provide for short-term financing for fund operations including share repurchases and investment opportunities. The credit agreement is divided into two parts: a committed line of credit (the “Committed Facility”) under which the Fund may borrow at its election and an uncommitted line of credit (the “Uncommitted Facility”) made available to the Fund at the Bank’s election. Loans issued under the credit agreement are secured by the assets of the Fund. Borrowings under the credit agreement bear interest at the 1-Month Secured Overnight Financing Rate (“SOFR”) plus 2.50%, annually. The Fund pays interest, origination fees and other fees and expenses in connection with loans under the credit agreement. The Fund pays the Bank an annual commitment fee (the “Commitment Fee”) on the unused portion of the Committed Facility. The credit agreement is subject to renegotiation in subsequent periods. Any interest derived from usage of the line of credit is treated as exclusive of the expense cap.

Effective December 31, 2025, the Fund’s facility is a total of $150,000,000. This includes a Committed Facility of up to $75,000,000 and an Uncommitted Facility for the remaining balance. A commitment fee of 0.20% per annum will be charged on the average daily unused balance of the Committed Facility. The agreement matures on December 31, 2026.

Commitment fees for the year ended December 31, 2025 were $152,084. The Fund did not borrow under the Facility during the year and had no outstanding balance as of December 31, 2025.

The revolving credit facility contains certain financial covenants, including, but not limited to: (a) the Fund will not permit its Adjusted Asset Coverage to be less than 5:1 at any time when a Loan is outstanding and (b) the Fund shall not at any time permit (i) its Senior Debt to exceed the maximum amount of Senior Debt that would be permitted to be incurred under its Fundamental Polices or (ii) its Senior Debt to exceed the maximum amount of Senior Debt that would be permitted to be incurred by the Fund on such date under the ICA or other applicable law, in each case when a Loan is outstanding.

As of December 31, 2025, the Fund was in compliance with all covenants and other requirements of the Credit Facility.

Transactions with affiliates — To the extent any affiliate of the Investment Adviser or the Fund (“Affiliated Broker”) receives any fee, payment, commission, or other financial incentive of any type (“Broker Fees”) in connection with the purchase and sale of securities by the Fund, such Broker Fees will be subject to policies and procedures adopted by the Board of Trustees pursuant to Section 17(e) and Rule 17e-1 of the 1940 Act. These policies and procedures include a quarterly review of Broker Fees by the Board of Trustees. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the purchase or sale of securities to or by the Fund, an Affiliated Broker may not receive any compensation exceeding the following limits: (1) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (2) in the case of the purchase of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (3) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2025
2. Significant accounting policies — (continued)

is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. Notwithstanding the foregoing, no Affiliated Broker will receive any undisclosed fees from the Fund in connection with any transaction involving the Fund and such Affiliated Broker, and to the extent any transactions involving the Fund are effected by an Affiliated Broker, such Affiliated Broker’s Broker Fees for such transactions shall be limited in accordance with Section 17(e)(2) of the 1940 Act and the Fund’s policies and procedures concerning Affiliated Brokers. The Fund did not conduct any transactions with an Affiliated Broker for the year ended December 31, 2025.

Payment from affiliate — For the year ended December 31, 2025, the Fund was reimbursed $141,720 from the Adviser as a result of an accounting error that occurred from June 2021 through August 2025, relating to the allocation of sub-transfer agency fees among the Fund's share classes. The Fund has determined that the accounting error and related impacts on the Fund's share classes resulted in immaterial NAV errors for Class A and Class L and that these NAV errors did not exceed the established threshold for reprocessing shareholder accounts under the Fund's NAV error policy. The reimbursement is included in the Fund share transactions on the Fund's Statements of Changes in Net Assets.

Investments in special purpose vehicles/private funds — Special purpose vehicles (“SPVs”) consist of an investment by the Fund in an entity that invests directly in the common or preferred stock of a Portfolio Company. Investments in SPVs are generally valued using the same fair value techniques for the securities held by the Fund once the investment has been made by the SPV into the underlying Portfolio Company and are categorized as Level 3 of the fair value hierarchy. The investments in an SPV that have yet to purchase the underlying securities are held at cost and are categorized in Level 3 of the fair value hierarchy. The investments in private funds are measured using net asset value as a practical expedient and are not categorized within the fair value hierarchy. Redemptions are not permitted for any interests held in SPVs or private funds.

Segment information — The Fund previously adopted Accounting Standards Update (ASU) 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures” (ASU 2023-07), in these financial statements. The adoption of ASU 2023-07 has resulted in additional disclosures, as described below, but did not have a material impact on the amounts recognized in the financial statements.

ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by Topic 280, (ii) requires a public entity to disclose the title and position of the Chief Operating Decision Maker (CODM) and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure.

The Fund operates through a single operating and reporting segment. The Fund’s CODM is its Principal Executive Officer and President, Kevin Moss. Mr. Moss reviews the financial information by way of the Fund’s portfolio composition (Schedule of Investments), total returns, expense ratios and changes in net assets (i.e. changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess performance versus the Fund’s comparative benchmarks to make resource allocation decisions for the Fund. The financial information is consistent with that presented within the Fund’s accompanying financial statements. The total assets for the segment are the total assets as presented on the Fund's statement of assets and liabilities.

New Accounting Pronouncement — In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, “Income Taxes (Topic 740) — Improvements to Income Tax Disclosures” (ASU 2023-09), which enhances income tax disclosures. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Fund’s financial position or the results of its operations.

In November 2024, the FASB issued ASU 2024-03, Income Statement-Reporting Comprehensive Income-Expense Disaggregation Disclosures (“ASU 2024-03”), which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, within relevant income statement captions. ASU 2024-03 is effective for annual reporting periods beginning after December 15, 2026, and interim periods beginning with the first quarter ended March 31, 2028. Early adoption and retrospective application are permitted. We are currently assessing the impact of this guidance; however, we do not expect a material impact on the accompanying consolidated financial statements.

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2025
3. Fair value measurements

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•    Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•    Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active). Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•    Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

For the year ended December 31, 2025, there were transfers of $34,604,691 (cost basis) out of Level 3 investments into Level 1 and Level 2 investments.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. There were no changes to the valuation approaches or techniques applied to the assessment of fair value for the Fund’s common stock in private companies, preferred stock in private companies, warrants of private companies, convertible notes of private companies, and special purpose vehicles/private funds during the year ended December 31, 2025. The Fund may engage a third-party provider in the valuation of the Portfolio Company securities.

Securities traded on a national exchange (or reported on the NYSE and Nasdaq national market) are valued at the last reported sales price on the day of valuation. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Securities traded on a national exchange but are subject to lock-up restrictions or market standoff agreements, securities traded on inactive markets or valued by reference to similar instruments which are marketable and to the extent the inputs are observable and timely, are categorized in Level 2 of the fair value hierarchy.

The Fund’s portfolio holdings are primarily in Level 3 investments. As they are not publicly traded, and many are subject to restrictions on resale, the investments are less liquid than publicly traded securities, resulting in increased liquidity risk to the Fund.

The Fund’s portfolio investments will generally not be in publicly traded securities. Investments for which observable market prices in active markets do not exist are reported at fair value, as determined in good faith by the Investment Adviser under consistently applied policies and procedures approved by the Board of Trustees in accordance with GAAP. The Board has designated the Investment Adviser to be the Valuation Designee to prepare Portfolio Company valuations. The Valuation Designee has adopted appropriate segregation protocols to minimize the Fund portfolio managers’ influence on the Adviser’s Fair Value process.

Investments in private operating companies may consist of common stock, preferred stock, and debt of privately owned portfolio companies. At each measurement date, the Fund reviews the valuation of each investment and records adjustments as necessary to reflect the expected exit value of the investment under current market conditions. Ongoing reviews by the Fund’s management are

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2025
3. Fair value measurements — (continued)

based on an assessment of the type of investment, the stage in the lifecycle of the portfolio company, and trends in the performance and credit profile of each portfolio company as of the measurement date. The Fund generally values private operating companies using the company’s most recent round of equity financing, generally 12 months. As the validity of this value is inevitably eroded over time, the Fund will take a market approach to value such portfolio companies. In certain instances, the Fund may use multiple valuation approaches for a particular investment and estimate its fair value based on a weighted average or a selected outcome within a range of multiple valuation results. The decision to use a valuation approach will depend on the investment type and the information available. The market approach includes valuation techniques that use observable market data (e.g., current trading and/or acquisition multiples) of comparable companies and applying the data to key financial metrics of the investment. The comparability (as measured by size, growth profile, and geographic concentration, among other factors) of the identified set of comparable companies to the investment is considered in applying the market approach. The Option Pricing Model treats a portfolio company’s common stock and preferred stock as call options on the enterprise or equity value of the portfolio company, with exercise or strike prices based on the characteristics of each series or class of equity in the portfolio company’s capital structure (e.g., the liquidation preference of a given series of preferred stock). This method is sensitive to certain key assumptions, such as volatility and time to exit, that are not observable. This information may not be available because it is difficult to obtain financial and other information with respect to private companies. In considering the extent and nature of information utilized in the valuation process, management will generally apply a greater weighting to that information which is recent and observable. Because such valuations are inherently uncertain and may be based on estimates, the determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed. Based on these factors, the investments in private companies will generally be presented as a Level 3 investment. Changes in accounting standards, such as the recent change in revenue recognition policies, may not be adopted consistently by issuers or at the same time, and as a result varied implementation may make it more difficult for the Fund to properly evaluate or compare financial information provided by Portfolio Companies of the Fund or to determine the validity of data of publicly traded company comparables for purposes of valuing the Fund’s portfolio holdings.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to determine fair value of the Fund’s investments as of December 31, 2025:

Investment in Securities	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Measured at Net Asset Value	Total

Security Type*
Common stock in public companies	$28,019,118	$21,101,476	$—	$—	$49,120,594
Common stock in private companies	—	—	449,494,267	—	449,494,267
Preferred stock in private companies	—	—	407,234,118	—	407,234,118
Convertible notes of private companies	—	—	49,816,602	—	49,816,602
Units of private companies	—	—	193,857	—	193,857
Warrants of private companies	—	—	1,132,160	—	1,132,160
Special purpose vehicles	—	—	106,853,769	—	106,853,769
Private funds	—	—	—	6,010,173	6,010,173
Short-term investments	42,788,717	—	—	—	42,788,717
Total	$70,807,835	$21,101,476	$1,014,724,773	$6,010,173	$1,112,644,257

____________

*     All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2025
3. Fair value measurements — (continued)

The following is a rollforward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance January 1, 2025	Transfers into Level 3 during the period	Transfers out of Level 3 during the period[6]	Purchases or Conversions		(Sales or Conversions)		Net realized gain/(loss)	Change in net unrealized gain/(loss)	Ending balance December 31 2025	Change in Unrealized gains/(losses) for the period for investments still held at December 31 2025

The Private Shares Fund
Common stock in private companies	$410,482,457	$—	$(2,604,825)	$16,453,660	[1]	$(12,861,959)[2]		$(4,644,688)	$42,669,622	$449,494,267	$42,397,952
Preferred stock in private companies	400,150,070	—	(31,999,866)	54,974,695	2,[3,4]	(42,769,322	)1,[3]	(9,935,373)	36,813,914	407,234,118	36,813,911
Convertible notes of private companies	38,120,050	—	—	4,729,125	[5]	—		—	6,967,427	49,816,602	6,967,427
Units of private companies	193,857	—	—	—		—		—	—	193,857	—
Warrants of private companies	1,366,370	—	—	—		—		(153,658)	(80,552)	1,132,160	(80,553)
Special purpose vehicles	62,272,182	—	—	5,438,524		—		(1,667)	39,144,730	106,853,769	39,416,397
Simple agreement for future equity of private companies	250,000	—	—			(250,000)[4]		—	—	—	—
	$912,834,986	$—	$(34,604,691)	$81,596,004		$(55,881,281)		$(14,735,386)	$125,515,141	$1,014,724,773	$125,515,134

____________

1          Amounts include a cost basis of $10,299,992 in preferred stock in private companies converted to a cost basis of $10,299,992 in common stock in private companies.

2    Amounts include a cost basis of $4,089,779 in common stock in private companies converted to a cost basis of $4,089,779 in preferred stock in private companies.

3          Amounts include a cost basis of $27,069,220 in preferred stock in private companies converted to a cost basis of $27,069,220 in preferred stock in private companies.

4          Amounts include a cost basis of $250,000 in simple agreement for future equity of private companies converted to a cost basis of $250,000 in preferred stock in private companies.

5          Amounts include $1,329,125 in accrued interest on the convertible notes of private companies.

6    Amounts include a cost basis of $2,604,825 in common stock in private companies and $31,999,866 in preferred stock in private companies converted into common stock of public companies and transferred into Level 1 and Level 2 securities.

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2025
3. Fair value measurements — (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of December 31, 2025:

Type of Level 3 Investment	Fair Value as of December 31, 2025	Valuation Technique*	Unobservable Inputs	Impact to Value if Input Increases**	Range (Wt. Avg.)

Common stock in private companies	$449,494,267	Precedent Transactions	Precedent Transactions	Increase	N/A
		Market Comparable Companies	Enterprise Value/Revenue Multiples	Increase	1.52 - 13.79 (6.70)
			Market Movement	Increase	-44.36% (-44.36%)
			Premium/Discount Amortization	Decrease	12.64% - 100.00% (63.97%)
Preferred stock in private companies	407,234,118	Precedent Transactions	Precedent Transactions	Increase	N/A
		Market Comparable Companies	Enterprise Value/Revenue Multiples	Increase	1.14 - 12.37 (5.60)
			Market Movement	Increase	-0.39% (-0.39%)
			Premium/Discount Amortization	Decrease	10.00% - 100.00% (74.60%)
Convertible notes of private companies	49,816,602	Precedent Transactions	Precedent Transactions	Increase	N/A
		Option Pricing Model	Industry Volatility	Decrease	60.00% - 65.00% (60.39%)
			Estimated Time to Exit	Decrease	0.81 - 2.93 (1.54) Years
			Risk-Free Interest Rate	Decrease	3.50% - 3.64% (3.56%)
Units of private companies	193,857	Precedent Transactions	Precedent Transactions	Increase	N/A
Warrants of private companies	1,132,160	Option Pricing Model	Industry Volatility	Decrease	40.25% - 46.33% (41.81%)
			Estimated Time to Exit	Decrease	1.54 - 7.24 (6.13) Years
			Risk-Free Interest Rate	Decrease	3.66% - 3.89% (3.85%)
Special purpose vehicles	106,853,769	Precedent Transactions	Precedent Transactions	Increase	N/A
		Market Comparable Companies	Enterprise Value Revenue Multiples	Increase	0.48 - 21.10 (7.99)
			Premium/Discount Amortization	Decrease	6.11% - 100.00% (52.65%)

____________

*     Market approach

**   Represents the directional change in the fair value of the Level 3 investment that could have resulted from an increase in the corresponding input. A decrease in the input would have an opposite effect.

4. Expense limitation agreement

The Investment Adviser has contractually agreed to waive management fees and/or reimburse the Fund for expenses the Fund incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses after fee waivers and/or reimbursement (exclusive of any taxes, interest expense, commitment fees, legal fees or other expenses related to any borrowing or leverage incurred by the Fund, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) to an annual rate of 2.65%, 2.40%, and 2.90% (each, an

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2025
4. Expense limitation agreement — (continued)

“Expense Limit”) of the average daily net assets of the Fund (the “Expense Limitation Agreement”) attributable to Class A, Class I and Class L Shares, respectively, until May 2, 2026. Prior to May 1, 2023, the Expense Limit was 2.50%, 2.25% and 2.75% of the average daily net assets of the Fund attributable to Class A, Class I and Class L shares, respectively.

Under the terms of the Expense Limitation Agreement, the Investment Adviser is permitted to seek reimbursement for any fees previously waived and/or expenses previously assumed, provided that such reimbursement does not cause the annualized expenses of Class A, Class I, or Class L shares to exceed the lesser of (i) the expense limitation currently in effect or (ii) the expense limitation in place at the time the waiver or assumption occurred. The Fund’s obligation to reimburse the Investment Adviser expires three years from the date the respective waiver or expense assumption was recorded. Furthermore, fees waived prior to May 1, 2023, may only be recouped if the resulting expense ratio remains below the annual limitation rates that were in effect during the period the waivers were originally incurred.

The following table summarizes the investment advisory fees waived and/or expenses reimbursed, as well as any subsequent recoupments recognized by the Fund for the periods indicated:

Year Ended December 31,	Aggregate Waiver/ (Reimbursement)	Class A Net Recoupment/ (Waiver)	Class L Net Recoupment/ (Waiver)	Class I Net Recoupment/ (Waiver)

2023	$390,590	$199,187	$4,382	$(594,159)
2024	$572,088	$144,908	$2,358	$(719,354)
2025	$37,560	$—	$—	$(37,560)

As of December 31, 2025, the amounts available for potential recoupment by the Investment Adviser, categorized by their respective expiration dates, are as follows:

Expiration Date	Amount Subject to Recoupment

December 31, 2026	$594,159
December 31, 2027	$719,354
December 31, 2028	$37,560

5. Investment advisory agreement

The Fund has entered into an Investment Advisory Agreement with the Investment Adviser, pursuant to which the Investment Adviser provides general investment advisory services for the Fund. For providing these services, the Investment Adviser receives a fee from the Fund, accrued daily and paid monthly in arrears, at an annual rate equal to 1.90% of the Fund’s average daily net assets. For the year ended December 31, 2025, the Fund incurred $19,127,248 in investment advisory fees, of which $1,682,360 is payable at December 31, 2025.

Certain Officers of the Fund are also employees of the Investment Adviser. None of the Fund Officers who are affiliated with the Investment Adviser receives any compensation from the Fund.

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2025

6. Capital share transactions

The Fund is offering an unlimited number of shares on a continuous basis at NAV. The value per share of the relevant class is calculated after receipt of the purchase, in good order, plus any applicable sales load.

As of December 31, 2025, ownership from affiliated parties represents 0.02% of the Fund.

The Fund’s shares are not redeemable each business day, are not listed for trading on an exchange, and no secondary market currently exists for Fund shares. As an interval fund and as described in the Fund’s prospectus, the Fund will make quarterly repurchase offers of 5% of the total number of shares outstanding at its NAV, unless postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the repurchase request deadline, or the next business day if the 14th day is not a business day. Rule 23c-3 of the 1940 Act permits repurchases between 5% and 25% of the Fund’s outstanding shares at NAV.

In every full quarter since the commencement of operations, the Fund has offered shareholders the opportunity to participate in this program. During the year ended December 31, 2025, the Fund had Repurchase Offers as follows:

Commencement Date	February 25, 2025	May 27, 2025	August 26, 2025	November 25, 2025
Repurchase Request Deadline Date	March 21, 2025	June 20, 2025	September 19, 2025	December 19, 2025
Repurchase Pricing Date	March 21, 2025	June 20, 2025	September 19, 2025	December 19, 2025

% of Shares Offered - Total Fund	5.00%	5.00%	5.00%	5.00%

Pricing Date Net Asset Value - Class A	$41.57	$43.53	$42.52	$46.60
Pricing Date Net Asset Value - Class I	$42.37	$44.40	$43.31	$47.48
Pricing Date Net Asset Value - Class L	$40.80	$42.70	$41.71	$45.70

Number of Shares Tendered - Class A	395,326	282,028	385,724	374,411
Number of Shares Tendered - Class I	1,905,070	1,635,545	2,458,655	1,850,440
Number of Shares Tendered - Class L	1,128	6,536	4,300	886

Number of Shares Repurchased - Class A*	213,817**	176,946**	160,770**	202,810**
Number of Shares Repurchased - Class I	995,595**	1,017,043**	1,033,200**	1,009,101**
Number of Shares Repurchased - Class L*	597**	4,096**	1,789**	514**

% of Shares Tendered - Total Fund	9.51%	8.03%	11.91%	9.18%
% of Shares Repurchased - Total Fund	5.00%**	5.00%**	5.00%**	5.00%**

____________

*     Amounts included herein do not include redemptions for shares transferred between shares classes.

**   Repurchases were made on a pro-rata basis.

7. Purchases and sales of securities

Purchases and sales of securities for the year ended December 31, 2025, were $39,016,888 and $31,784,771, respectively.

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2025

8. Federal tax information

At December 31, 2025, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

Cost of investments	$775,324,458
Gross unrealized appreciation	$487,044,652
Gross unrealized depreciation	(149,724,853)
Net unrealized appreciation on investments	$337,319,799

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2025, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable income/(loss) as follows:

Increase (Decrease)
Paid in Capital	Total Distributable Income/(Loss)

$(18,254,986)	$18,254,986

As of December 31, 2025, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(6,809,870)
Net unrealized gain	337,319,799
Payable for withholding attributed to profit sharing agreement	(22,205)
Total accumulated earnings	$330,487,724

The tax character of distributions paid during the fiscal years ended, December 31, 2025 and December 31, 2024 were as follows:

	2025	2024

Distributions Paid from:
Ordinary Income	$—	$—
Net Long Term Capital Gains	—	—
Total Taxable Distributions Paid	$—	$—

The fund had a net capital loss carryforward of:

Short-term Non-Expiring	$469
Long-term Non-Expiring	6,809,401
$6,809,870

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The Private Shares Fund utilized $10,604,418 of its capital loss carryforwards during the year ended December 31, 2025.

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2025

9. Commitments and contingencies

In the normal course of business, the Fund will enter into contracts that contain a variety of representations, provide general indemnifications, set forth termination provisions and compel the contracting parties to arbitration in the event of dispute. From time to time, the Fund may be a party to arbitration, or legal proceedings, in the ordinary course of business, including proceedings relating to the enforcement of provisions of such contracts. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that would be subject to arbitration, generally.

In the normal course of business, the Fund may enter into agreements to purchase and sell investments. Such agreements are subject to certain rights of the issuers and ultimately, issuer approval. At December 31, 2025, the Fund had entered into agreements to purchase equity securities totaling $5,000,002 and no agreements had been entered into to sell existing securities.

At December 31, 2025, the Fund reasonably believes its assets will provide adequate coverage to satisfy all its unfunded commitments. The Fund’s policies and procedures prohibit it from entering into an unfunded commitment unless it has reserved enough cash and/or short-term investments to meet the funding requirements thereof. At December 31, 2025, the Fund had total unfunded capital commitments of $511,256 for investments in special purpose vehicles.

10. Offering price per share

A maximum front-end sales load of 5.75% for Class A shares and 4.25% for Class L is imposed on purchases. Class I shares are not subject to sales charge. For the year ended December 31, 2025, various broker dealers received $449,717 of sales charges from sales of the Fund’s shares.

11. Investment risks

Investments in Portfolio Companies — Investment in Portfolio Companies involves a number of significant risks, including: Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which our holdings could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation and the reduction or loss of our investment; Portfolio Companies typically have limited operating histories, less established and comprehensive product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns; Because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses; therefore, although the Investment Adviser and its agents perform due diligence on these Portfolio Companies, their operations and their prospects, including review of independent research reports and market valuations of securities of such companies on alternative trading systems and other private secondary markets, the Investment Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial or other information regarding the Portfolio Companies in which we invest. Furthermore, there can be no assurance that the information that we do obtain with respect to any investment is reliable. The Fund will invest in Portfolio Companies for which current, up-to-date financial information is not available if the Investment Adviser determines, based on the results of its due diligence review, that such investment is in the best interests of the Fund and its Shareholders; Portfolio Companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on us; and Portfolio Companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2025
11. Investment risks — (continued)

Valuation — The Fund’s NAV is based on the value of its securities. Where reliable public market prices are available for those securities, the Investment Adviser will rely on those prices. However, in light of its investment strategy to invest in private, operating, late-stage, growth companies, the Fund expects that in most cases (other than subsequent to an IPO transaction involving a Portfolio Company) public market prices will not be available for the Fund’s portfolio securities, and where private market prices are available, such prices may be unreliable. At any point in time, there may be limited or no recent purchase or sale transactions or offers on private markets on which to base the value of a given private share. In addition, the prices reflected in recent private transactions or offers may be extremely sensitive to changes in supply or demand, including changes fueled by investor perceptions or other conditions.

In these cases, which the Fund expects will be in most circumstances, the Fund’s investments will be valued by the Investment Adviser, under the supervision of the Board of Trustees, pursuant to fair valuation procedures and methodologies approved by the Board of Trustees. While the Fund and the Investment Adviser use good faith efforts to determine the fair value of the Fund’s securities, value will be dependent on the judgment of the Investment Adviser. The Investment Adviser may also rely to some extent on information provided by the Portfolio Companies, which may not be timely or comprehensive. In addition, such information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. The Investment Adviser may also take into consideration valuations of similar classes of private company securities as publicly reported by other funds. From time to time, the Fund may determine that it should modify its assumptions as new information becomes available. As a consequence, the value of the securities, and therefore the Fund’s NAV, may vary. This may adversely affect Shareholders. The Fund may also not be able to sell these securities at the prices at which they are carried on the Fund’s books, or may have to delay their sale in order to do so. This may in turn adversely affect the Fund’s NAV.

Market Risk — The value of, and the income generated by, the securities in which the Fund invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors or the overall markets, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, exchange trading suspensions and closures, and infectious disease outbreaks or pandemics.

Availability of Investment Opportunities — The business of identifying and structuring investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its assets. Similarly, identification of attractive investment opportunities by the Investment Adviser is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Investment Adviser, it may not be permitted to take advantage of the opportunity to the fullest extent desired.

12. Recent market and economic developments

Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which the Fund and the issuers in which it invests are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

THE PRIVATE SHARES FUND
Notes to the Financial Statements (Continued) December 31, 2025
12. Recent market and economic developments — (continued)

Recent examples of the above include conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East and the Houthi movement’s attacks on ships in the Red Sea and retaliatory actions by the United States and other countries. Such conflicts may destabilize parts of Europe and the Middle East for prolonged periods of time and could escalate and draw in additional countries. Conflicts and related actions taken by governments or other organizations have the potential to adversely affect regional and global economies including those that the Fund invests in. These conflicts and other conflicts that could occur in the future could negatively affect the value and liquidity of the Fund’s investments.

13. Subsequent events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein and has determined that there are no subsequent events that require disclosure or adjustment to the financial statements.

THE PRIVATE SHARES FUND
Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders
The Private Shares Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of The Private Shares Fund (the “Fund”), including the schedule of investments, as of December 31, 2025, the related statements of operations, changes in net assets and cash flows for the year then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial statements as of December 31, 2024 and the financial highlights for each of the four years then ended were audited by other auditors whose report dated February 28, 2025 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodians and issuers of securities; when replies were not received, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Fund’s auditor since 2025.

Chicago, Illinois
February 28, 2026

THE PRIVATE SHARES FUND
Trustees and Officers December 31, 2025 (Unaudited)

The Board of Trustees of the Fund has overall responsibility for monitoring the Fund’s investment program and its management and operations. The names of the Trustees and Officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed “interested persons,” as defined in the 1940 Act, are included in the table titled “Interested Trustee.” Trustees who are not “interested persons” are referred to as “Independent Trustees.” The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge and upon request, by calling 1-855-551-5510.

Name, Address(1) and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Director

INDEPENDENT TRUSTEES:
Robert Boulware Birth Year: 1956	Independent Trustee	Since inception(2)	Professional board director and trustee. Managing Director, Pilgrim Funds, LLC (private equity firm); Mid-Con Energy Partners, LP (oil/natural gas company) (June 2020 – January 2021)	1	Brighthouse Financial
Mark Radcliffe Birth Year: 1952	Independent Trustee	Since inception(2)	CEO, Personal Engines, LLC (business consulting) (September 1, 2023 – present); Partner, DLA Piper (2005 – 2022); Senior Counsel DLA Piper (December 29, 2022 – August 31, 2023) (law firm)	1	None
Daniel A. Doyle Birth Year: 1958	Independent Trustee	Since August 11, 2023(2)	Senior Vice President & Chief Financial Officer, Puget Sound Energy (public utility) (2011 – 2021); Independent Trustee, Chair of the Audit Committee, MetLife Investor Series Trust (2007 – 2013) (mutual funds)	1	None
Herb W. Morgan Birth Year: 1966	Independent Trustee	Since August 11, 2023(2)	Founder, Chief Executive and Investment Officer, Efficient Market Advisors/Cantor Managed ETF Portfolios (2004-present) (investment advisor)	1	Broad Street Holdings, Inc. (Holding Company)
INTERESTED TRUSTEE:
Timothy Reick Birth Year: 1974	Interested Trustee	Since August 11, 2023(2)	CEO, Liberty Street Advisors, Inc., HRC Fund Associates, LLC	1	None
OFFICERS:
Kevin Moss Birth Year: 1969	President	Since April 11, 2019	Managing Director of Liberty Street Advisors, Inc. since December 2020; Prior thereto, President and Chief Operating Officer of SP Investments Management LLC through December 2020.	N/A	None

THE PRIVATE SHARES FUND
Trustees and Officers (Continued) December 31, 2025 (Unaudited)
Name, Address(1) and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Director
Jack Sweeney Birth Year: 1985	Treasurer and Chief Financial Officer	Since April 29, 2019

Vice President of Liberty Street Advisors since December 2020; Chief Financial Officer at SP Investments Management LLC, March 2019 through December 2020; Finance Manager at Venrock, August 2016 to March 2019 and Senior Associate at Ernst &Young LLP, prior thereto.

				N/A	None
Peter Guarino Birth Year: 1958	Chief Compliance Officer	Since May 7, 2019	President and Chief Compliance Officer, Compliance4 LLC (independent compliance consultancy) November 2008 to the present.	N/A	None

(1)       All addresses c/o The Private Shares Fund, 88 Pine Street, Floor 31, Suite 3101, New York, NY 10005.

(2)       Each Trustee will serve for the duration of the Fund, or until death, resignation, termination, removal or retirement.

THE PRIVATE SHARES FUND
Additional Information December 31, 2025 (Unaudited)

Proxy voting — A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30 are available without charge upon request by (1) calling the Fund at 1-855-551-5510; (2) on the Fund’s website (www.privatesharesfund.com); (3) by emailing theprivatesharesfund@umb.com; and (4) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on form N-PORT-P. The Fund’s Form N-PORT-P is available on the SEC’s website at http:/sec.gov. You may also obtain copies by calling the Fund at 1-855-551-5510.

Consideration for renewal of the Investment Advisory agreement — At the meeting of the Board of Trustees held on November 18, 2025 (the “Meeting”), the Board of Trustees of the Fund (including the Trustees who are not “interested” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees,” voting separately)) renewed the Investment Advisory Agreement (the “Advisory Agreement”) with Liberty Street Advisors, Inc. (the “Adviser”).

In the course of their consideration of the Advisory Agreement, the Independent Trustees had met on November 14, 2025 (the “Pre-Meeting”) in executive session and were advised throughout the process by their independent counsel. The Independent Trustees evaluated the terms of the Advisory Agreement and reviewed with counsel their duties and responsibilities in evaluating and approving the continuation of the Advisory Agreement. In considering the Advisory Agreement, the Board reviewed the materials provided to it by the Adviser, as supplemented by information provided orally at the Meeting based on requests of the Independent Trustees following the Pre-Meeting. As part of its evaluation, the Board, including the Independent Trustees, considered, among others, the following factors: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the investment performance of the Fund; (3) the costs of the services to be provided and profits to be realized by the Adviser and their affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) any other benefits received by the Adviser serving the Fund. The Independent Trustees considered the Adviser’s written response, as supplemented by the Adviser’s additional oral responses at the meeting, and determined that the content of the Adviser’s responses satisfied their requests for information to support their decision to consider and approve the Advisory Agreement.

The Board, including the Independent Trustees, concluded that the Advisory Agreement should enable the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They concluded that the prudent exercise of judgment warranted the approval of the continuation of the Advisory Agreement. It also was noted that the Board’s decision to approve the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. Upon consideration of these and other factors, the Board, including the Independent Trustees, also determined:

The nature, extent and quality of the advisory services to be provided.    The Board considered: the background and experience of key investment personnel and the Adviser’s ability to retain them; overall Adviser personnel; the Adviser’s focus on analysis of a complex asset category; the Adviser’s disciplined investment process; the Adviser’s investment in and commitment to personnel; the Adviser’s internal compliance efforts and the Adviser’s risk and general oversight; and the Adviser’s oversight of and interaction with service providers. The Board concluded that the nature, extent and quality of the management and advisory service to be provided are appropriate and thus support a decision to approve the Advisory Agreement.

The investment performance of the Fund.    The Board evaluated the historical performance of the Fund and comparative information provided regarding the Fund’s investment performance and information on the performance of other investment funds and various indices. The Board also considered the various performance reports received throughout the year, as well as receipt of a peer group report from an independent third party. The Board noted the limitations of comparisons to other registered funds in light of the Fund’s relatively unique portfolio and strategy in the registered fund context, as well as the limitations inherent in peer analysis under such circumstances. The Board noted that the utility of third-party reports may increase in the future, especially as peers develop longer track records. Based on the Board’s assessment, the Board concluded that the Adviser was capable of generating a level of long-term investment performance that is consistent with the Fund’s investment objective, policies and strategies.

THE PRIVATE SHARES FUND
Additional Information (Continued) December 31, 2025 (Unaudited)

The cost of advisory service to be provided and profits to be realized by the Adviser.    In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues and expenses of the Adviser and the Fund’s size. The Board took into account the entrepreneurial investment by and continuing cost to the Adviser regarding investment management infrastructure to support the Fund and other support for Fund investors. In addition, the Board recognized the subjective nature of determining profitability and recognized the difficulties in making comparisons, as the profitability of similar advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other considerations, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. On the basis of the Board’s review of the fees charged by the Adviser for investment advisory and related services (including to their other clients), the specialized nature of the Fund’s investment program, the Adviser’s financial information, and the costs associated with managing the Fund, the Board concluded that the investment management fee and the Adviser’s profitability are reasonable in light of the services provided and the management fees and overall expense ratios of comparable funds and other clients of the Adviser.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale.    The Board noted the expense limitation agreements put in place by the Adviser, under which the Adviser continues to pay a portion of the Fund’s expenses and concluded that the Fund’s management fee is reasonable and fair under the current circumstances. The Board noted that it could periodically re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser.

Benefits to the Adviser from its relationship with the Fund.    The Board considered the other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable and/or determinable. The Board reviewed the potential for other “fall out” benefits to the Adviser, including reputational benefits and the potential for growth of the Adviser’s other business lines through association with the Fund, and concluded that such benefits are reasonable and typical of those potentially received by managers of publicly offered funds. The Board also noted that the Adviser does not receive soft dollars. The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein and are consistent with industry practice and the best interests of the Fund and its shareholders.

Other considerations.    The Board determined that the Adviser has made and continues to make a substantial commitment to managing the Fund’s assets and monitoring compliance and the provision of services. The Board also noted that the Adviser maintains the financial and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.

Board of Trustees

Robert Boulware
Mark Radcliffe
Daniel A. Doyle
Herb W. Morgan
Timothy Reick

Investment Adviser

Liberty Street Advisors, Inc.
88 Pine Street, 31st Floor, Suite 3101
New York, NY 10005

Dividend Paying Agent, Transfer Agent

UMB Fund Services
235 West Galena Street
Milwaukee, WI 53212

Custodian

UMB Bank National Association
1010 Grand Boulevard
Kansas City, MO 64106

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Independent Auditors

Grant Thornton LLP
171 N Clark Street, Suite 200
Chicago, IL 60601

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes’’, ‘‘expects’’, ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no material amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

3(a)(2) Daniel Doyle is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3(a)(2) to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by Grant Thornton LLP and KPMG LLC during the fiscal year 2024 and 2025 were as follows:

(a) Audit Fees.

Fiscal year ended December 31, 2025:	$ 480,000
Fiscal year ended December 31, 2024:	$ 1,100,000

(b) Audit-Related Fees.

Fiscal year ended December 31, 2025:	$ 24,000
Fiscal year ended December 31, 2024:	$ 0.00

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended December 31, 2025:	$ 16,172
Fiscal year ended December 31, 2024:	$ 23,900

(d) All Other Fees.

Fiscal year ended December 31, 2025:	$ 0.00
Fiscal year ended December 31, 2024:	$ 0.00

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.
(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees of the Registrant has adopted the Proxy Voting Policy of Liberty Street Advisors, Inc (“Liberty”), the Registrant’s investment adviser, as the Registrant’s Proxy Voting Procedures. Subject to the oversight of the Registrant’s Board of Trustees, the Registrant has delegated responsibility to the Adviser to vote any proxies the Registrant may receive. The Adviser’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to the Registrant in a manner that serves the best interests of the Registrant.

Adviser’s Proxy Voting Policy

Liberty, as a matter of policy and as a fiduciary to its clients that are registered management investment companies (“Clients”), permits Clients to delegate proxy voting authority to Liberty, consistent with the best economic interests of the Clients. All Client proxies are voted in accordance with the Adviser’s Proxy Voting Guidelines, as described below.

As part of its fiduciary duties to the Registrant, Liberty will vote proxies. With respect to each proxy proposal, Liberty will consider the period of time that the particular security is expected to be held for an account, the size of the holding, the costs involved with the proxy proposal, the existing corporate governance structure, and the current management and operations for the particular company. Typically, Liberty will vote proxies in accordance with management’s recommendations. However, in situations where Liberty believes that management is acting on its own behalf or acting in a manner that is adverse to the rights of the company’s shareholders, Liberty will not vote with management.

For each proxy, Liberty also considers whether there are any specific facts and circumstances that may give rise to a material conflict of interest on the part of Liberty in voting the proxy. If it is determined that a material conflict of interest may exist, the proxy will be referred to Liberty’s Investment Committee to decide if Liberty may vote the proxy or if the proxy should be referred to the Registrant to vote. All instances where Liberty determines a material conflict of interest may exist are resolved in the best interests of the Registrant. Liberty retains final authority and fiduciary responsibility for proxy voting.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s).

As of December 31, 2025, the portfolio management team of the Registrant was comprised of Kevin Moss, Sven Jonas Grankvist and Jennifer Pruitt (the “Portfolio Management Team”). The Portfolio Management Team was primarily responsible for the day-to-day portfolio management of the Registrant.

Mr. Moss is a Managing Director of Liberty Street Advisors, Inc. and serves as both a portfolio manager and member of the Liberty Investment Committee. Prior to joining Liberty, he was with SP Investments Management, LLC (“SPIM”), a registered investment adviser and wholly owned subsidiary of SharesPost, Inc. For eight years he served as SPIM’s President and COO overseeing the operations and trading of SPIM. He is also one of the creators of the SharesPost 100 Fund and continues to serve as the President of the Fund and is one of the portfolio managers. Prior to joining SPIM, Kevin was a senior portfolio manager at First New York Securities, where he managed a global macro book. With over 20 years of senior level experience in financial services, Kevin’s specific areas of expertise include the management of client relationships, investment research coverage, block and position trading, and operations management. Kevin began his career as an institutional equity sales trader working for Instinet, and later Commerzbank. His client base included hedge funds, pension funds and proprietary trading desks. Subsequently, Kevin held a series of distinguished posts at leading hedge funds and proprietary trading firms including serving as the head of international trading for Libra Advisors and Opus Trading Funds. Mr. Moss holds a Bachelor of Science from Tulane University and an MBA from Columbia University.

Mr. Grankvist is a Managing Director at Liberty Street Advisors, Inc., where he serves as both a portfolio manager and a member of the Liberty Investment Committee. Prior to joining Liberty, he spent eight years at SP Investments Management, LLC, a registered investment adviser. He is a founding member of the SharesPost 100 Fund team and has played a key role in developing and overseeing daily valuation procedures. As a portfolio manager, he has led or co-led hundreds of primary and secondary direct transactions for over 60 leading growth-stage private companies, with responsibilities spanning due diligence, origination, negotiation, and deal execution. With 16 years of experience in financial services and investment management, Jonas has spent the past 12 years specializing in the investment and valuation of venture-backed and growth equity-oriented companies. He began his career as a technology investment banker at Berman Capital. Jonas holds an LL.M. from Uppsala University and an MBA, magna cum laude, from Golden Gate University.

Jennifer Pruitt is a Vice President of Liberty Street Advisors, Inc. and serves as a portfolio manager of the Fund, and is a member of the Liberty Street Advisors Investment Committee. She also is Vice President and portfolio manager with Liberty Street Advisors’ affiliate, Pearl Lane Advisors, LLC. Jennifer has 10 years of experience in financial services and investment management, with the last 6 years focused on the investment and valuation of venture-backed companies. Prior to joining the Fund’s investment team and Liberty Street Advisors, Jennifer worked at Houlihan Lokey in the financial advisory group, focusing on business and security valuations related to mergers and acquisitions as well as tax and financial reporting. Jennifer holds a BBA in Accountancy from the University of Notre Dame, summa cum laude, and a Master’s in Professional Accounting from the University of Texas at Austin.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest.

(i) As of December 31, 2025, Kevin Moss, Jonas Grankvist, and Jennifer Pruitt were the portfolio managers for, and primarily responsible for the day-to-day portfolio management of, the Private Shares Opportunities Fund LLC (“Private Shares Opportunity Fund”) and the GAM Alternatives UCI Part II SICAV - GAM LSA Private Shares (Lux).

(ii) (A) Zero.

(B) Two (1), Private Shares Opportunity Fund. Total assets of Private Shares Opportunity Fund managed by Kevin Moss, Jonas Grankvist, and Jennifer Pruitt of December 31, 2025 were approximately $80,416,291. (2) GAM Alternatives UCI Part II SICAV - GAM LSA Private Shares (Lux). Total assets of GAM Alternatives UCI Part II SICAV - GAM LSA Private Shares (Lux) managed by Kevin Moss, Jonas Grankvist, and Jennifer Pruitt as of December 31, 2025 were approximately $ 190,419,638.

(C) Zero.

(iii) Two (2) accounts. As of December 31, 2025, $ 49,532,437 of the assets in the Private Shares Opportunity Fund were subject to performance fee. As of December 31, 2025, $ 0 of the assets in the GAM Alternatives UCI Part II SICAV - GAM LSA Private Shares (Lux) were subject to performance fee.

(iv) A material conflict could arise in respect of the allocation of investment opportunities between the Registrant, the Private Shares Opportunity Fund, and the GAM Alternatives UCI Part II SICAV - GAM LSA Private Shares (Lux) as all entities have a substantially similar investment strategy to invest in the equity securities of private companies. However, to address such potential conflict of interest, Liberty has adopted allocation policies and procedures designed to address such conflict. It is Liberty’s practice to allocate investments among the portfolios of clients managed by Liberty, (collectively, “Client accounts”) on a fair and equitable basis in a manner that is consistent with the investment objective(s) of the Client accounts. The policy prohibits any allocation of investments in a manner that Liberty’s proprietary accounts or affiliated accounts (“Affiliate accounts”), or any particular client(s) or group of clients receive more favorable treatment than other Client accounts. Liberty considers an Affiliate account to include accounts and funds in which Liberty, or any partner or officer of Liberty or any portfolio manager of the client funds (“Affiliate personnel”), directly or indirectly has a material ownership interest, or where Liberty Street or Affiliate personnel receive a management fee or participate in a performance fee or allocation as advisor, member, and/or portfolio manager to such account.

In general, the proposed allocation will be pro rata among eligible participating Client accounts that are not Affiliate accounts. Affiliate accounts will be allocated such securities only after all eligible participating Client accounts have received their allocation. Specific to the Registrant, Affiliate accounts, including the Private Shares Opportunity Fund, will be allocated such securities only after the Registrant has received its allocation. However, the proposed allocation will also take into consideration other relevant factors including, but not limited to, the size of each Client and Affiliate account’s proposed allocation, liquidity needs, cash flow, investment or regulatory restrictions and previous allocations. While Liberty will endeavor to allocate pro rata in the first instance based on the relative size of the participating Client account(s), Liberty may use other methods of allocation – provided that such methods are fair and equitable.

(a)(3) Compensation Structure of Portfolio Manager(s).

As of December 31, 2025, compensation for the Registrant’s Portfolio Management Team consists of base salary and bonus, which is in part dependent upon the overall performance of Liberty. The compensation is monitored to ensure competitiveness in the external marketplace.

(a)(4) Disclosure of Securities Ownership.

The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Management Team in the Registrant as of December 31, 2025:

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Kevin Moss	$10,000 - $50,000
Sven Jonas Grankvist	$10,000 - $50,000

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Fund did not engage in securities lending activities.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a) (3)	Certifications required pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a) (5)	Change in the registrant’s independent public accountant. Not applicable.

(b)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Private Shares Fund

/s/ Kevin Moss
By: Kevin Moss
President
March 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Kevin Moss
By: Kevin Moss
President
March 9, 2026

/s/ Jack Sweeney
By: Jack Sweeney
Principal Financial Officer
March 9, 2026